1933 Act File No. 333-174430

1940 Act File No. 811-22562

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

(Exact Name of Registrant as Specified in Charter)

201 South College Street, Ste. 2400

Charlotte, NC 28244

(Address of Principal Executive Offices)

413-226-1058

(Registrant’s Telephone Number)

Christopher A. DeFrancis

c/o Babson Capital Management LLC

1500 Main Street, Ste. 2800

Springfield, MA 01115

(Name and Address of Agent for Service)

Copy to:

Gregory D. Sheehan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

(617) 951-7621

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box:  ☐

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, par value $.00001	40,000 shares	$25.00	$1,000,000	$116.10

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	A registration fee of $116.10 was previously paid in connection with the initial filing on May 23, 2011.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion

Preliminary Prospectus dated [—], 2012

PROSPECTUS

LOGO

[—] Shares

Babson Capital Global Short Duration High Yield Fund

Common Shares

$[—] per share

The Fund. Babson Capital Global Short Duration High Yield Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. Babson Capital Management LLC (“Babson Capital” or the “Manager”) will serve as the Fund’s investment adviser. Babson Capital Global Advisors Limited (“Babson Capital U.K.” or the “Subadviser”), an indirect, wholly-owned subsidiary of Babson Capital, will serve as a subadviser with respect to the Fund’s European investments.

No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for the investors purchasing shares in the initial public offering. The common shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “[—].”

Investment Objectives. The Fund’s primary investment objective is to seek as high a level of current income as Babson Capital determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective.

Principal Investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade or unrated but judged by the Manager or Subadviser to be of comparable quality. As used herein, “high yield” instruments are instruments that are rated below investment grade or unrated but judged by the Manager or Subadviser to be of comparable quality. Although the Fund may invest in investments of any duration or maturity, under normal market conditions, the Fund will seek to maintain a weighted average portfolio duration, including the effects of leverage, of three years or less and a weighted average maturity of five years or less. The Fund expects to invest primarily in high yield bonds and loans of North American and Western European corporate issuers that are of below investment grade quality. Under normal market conditions, the Fund intends to invest in at least three different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the Fund’s benchmark, the Bank

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of America/Merrill Lynch Global Non-Financial High Yield Constrained Index, represented by foreign companies, as determined by the provider of the benchmark). For purposes of determining whether securities held by the Fund are securities of a foreign company, a company is considered to be a foreign company if the Manager or Subadviser determines that the company’s securities trade on a market outside of the United States, the company is headquartered or organized outside of the United States, the company derives a majority of its revenues or profits outside of the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States. The Fund expects that, under current market conditions, it will seek to hedge substantially all of its exposure to foreign currencies.

Bonds, loans and other debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, and an investment in a derivative instrument could lose more than the principal amount invested. The use of derivative instruments also may in certain circumstances give rise to a form of leverage and related risks. Due to the risks involved in investing in high yield securities and derivatives instruments, an investment in the Fund should be considered speculative.

(continued on following page)

Investing in the Fund’s common shares involves certain risks. See “Risks ” beginning on page [37] of this prospectus. There can be no assurance that the Fund will achieve its investment objectives.

	Per Share			Total
Public Offering Price	$	[—	]	$	[—	]
Sales Load (1)	$	[—	]	$	[—	]
Estimated Offering Expenses (2)	$	[—	]	$	[—	]
Proceeds to the Fund (3)	$	[—	]	$	[—	]

(notes continued on following page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the Fund’s common shares to purchasers on or about [—], 2012.

[[Underwriters]]

The date of this prospectus is [—], 2012.

(notes continued from previous page)

(1)	The underwriters have the option to purchase up to [—] additional common shares at the public offering price, less the sales load, within 45 days after the date of this prospectus, solely to cover over-allotments, if any. If that option is exercised in full, the total Public Offering Price, Sales Load, Estimated Offering Expenses and Proceeds to the Fund, will be $[—], $[—], $[—] and $[—], respectively. See “Underwriting.”
(2)	[[The Manager (and not the Fund) has agreed to pay from its own assets a [—] fee to [—]. See “Underwriting.” That fee is not reflected in the table above.]]
(3)	[[The Fund will pay or reimburse organization and offering expenses estimated at $[—] from the proceeds of the offering. The Manager has agreed to pay (i) the amount by which the Fund’s offering costs (other than the sales load) exceed $[—] per share and (ii) all of the Fund’s organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $[—] per share.]]

(continued from previous page)

Portfolio Management Strategies. The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund will seek to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure. Babson Capital has 70 professionals worldwide dedicated to high yield investing, including 43 professionals in the United States and 27 professionals in Europe. Babson Capital takes a credit-intensive approach when selecting assets for the Fund. It seeks to determine where value exists within companies based on fundamental bottom-up analysis and to assess this value relative to other investment alternatives. Babson Capital focuses on in-depth company and industry analysis, with particular attention paid to free cash flow generation capability, quality of management and capital structure. Babson Capital also looks at enterprise value relative to debt and collateral value for the bonds and loans that it purchases. Babson Capital’s credit strategy stresses (i) fundamentally driven credit selection and portfolio construction, (ii) building broadly diverse portfolios across industry and issuer, (iii) emphasizing total return, relative value and market liquidity, (iv) determining appropriate reward for risk, (v) communicating and reacting to company and market information on a real time basis and (vi) actively managing accounts to achieve portfolio objectives as credit market conditions change.

The Fund will seek to buy issues of companies with strong management teams and solid business positions in stable industries. Research analysts focus on profitability, generation and sustainability of cash flow, enterprise value, interest coverage and leverage. Babson Capital looks for companies that have appropriate capital structures that do not overly subordinate their debt and have adequate liquidity with access to capital. Using fundamental bottom-up analysis combined with credit analysis techniques, research analysts consider the potential downside risks of an investment first, but do not ignore the upside potential. They monitor the current investment environment to identify which asset classes are offering the best value given the risks. Analysts then perform rigorous analysis of issuers under consideration by examining (i) the quality of the management team, (ii) free cash flow to determine an issuer’s ability to repay debt, (iii) the company’s strengths and weaknesses within its sectors, including the views of competitors, suppliers and customers, (iv) capital structure, (v) pro forma leverage and debt coverage and (vi) a comparison of traditional measures of total financial leverage to both debt market standards and enterprise values.

Portfolio Contents. As noted above, the Fund will invest primarily in high yield bonds, loans and other income-producing instruments. The Fund may invest in both fixed and floating rate instruments; listed and unlisted corporate debt obligations; convertible securities; collateralized debt, bond and loan obligations; bank obligations; U.S. government securities; preferred securities and trust preferred securities; structured securities; and when-issued securities and forward commitments. The instruments in which the Fund will invest will primarily be of below investment grade quality. The Fund may invest in distressed bonds and loans. The Fund also may invest in equity securities incidental to the purchase or ownership of fixed-income securities. The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives use will consist primarily of total return swaps, credit default swaps and foreign currency forward contracts and futures.

Leverage. Initially, the Fund intends, subject to favorable market conditions, to add leverage to its portfolio, such that the leverage obtained represents approximately 20% of the Fund’s total assets (including the assets obtained through leverage). The Fund may obtain leverage through borrowings, such as through bank loans or commercial paper or other credit facilities, through the issuance of preferred shares, through reverse repurchase agreements, through derivatives, including total return swap contracts, or through other means. However, later the Fund will limit its use of leverage such that the proceeds therefrom to the Fund will not exceed 33 1/3% of the Fund’s total assets (including the assets obtained through the use of such instruments) at the time used. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules promulgated thereunder generally limit the extent to which the Fund may use uncovered reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total assets at the time used. See “Leverage.” Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risks—Leverage Risk.”

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund’s common shares, and you should retain this prospectus for future reference. A Statement of Additional Information, dated [—], 2012 (the “Statement of Additional Information”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus, which means that it is part of this prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [47] of this prospectus, by calling [—] (toll-free) or by writing to [—], or obtain a copy (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov) or from the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. To obtain annual and semi-annual shareholder reports electronically (when available), please visit the Fund’s website (www.[—].com), which also provides a link to the SEC’s website where the Fund’s Statement of Additional Information can be obtained, or call [—] (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund.

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The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any person to provide you with different information. If anyone provides you with information that differs from or is inconsistent with the information in this prospectus, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the Fund subsequent to the date of this prospectus.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Fund	Babson Capital Global Short Duration High Yield Fund is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”

The Offering	The Fund is offering [—] common shares at an initial public offering price of $[—] per share through a group of underwriters (the “Underwriters”) led by [—] (“[—]”). The common shares of beneficial interest are called “Common Shares” in the rest of this prospectus. You must purchase at least 100 Common Shares in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [—] additional Common Shares to cover orders in excess of [—] Common Shares, which are referred to as “over-allotments.” See “Underwriting.” [[Babson Capital has agreed to pay (i) the amount by which the Fund’s offering costs (other than the sales load) exceed $[—] per share and (ii) all of the Fund’s organizational expenses, except that the Fund has agreed to reimburse Babson Capital for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $[—] per share.]]

Who May Want to Invest	The Fund may be an appropriate investment for investors who are seeking:

• a portfolio of short duration, high yield fixed and floating rate income securities;

• the potential for attractive monthly income and capital appreciation;

• professional selection and active management by the Manager and Subadviser.

The Fund is designed as a long-term investment and not as a trading vehicle. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund nor can the Fund provide any assurances that enough appropriate investments that meet the Fund’s investment criteria will be available. Fund investments may be highly speculative; therefore, an investment in Common Shares may not be suitable for someone with a low risk tolerance.

Investment Objectives and Strategies	Investment Objectives. The Fund’s primary investment objective is to seek as high a level of current income as Babson Capital determines is

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consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are non-fundamental, which means that they may be changed without shareholder approval by the board of trustees of the Fund.

Portfolio Management Strategies. The Fund intends to achieve its investment objectives by investing opportunistically in a diverse portfolio of short duration North American and non-North American (primarily Western European) bonds and loans, principally of below investment grade quality (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or below BBB- by either Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but judged by the Manager or the Subadviser to be of comparable quality). Under normal market conditions, the Fund intends to invest in at least three different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the Fund’s benchmark, the Bank of America/Merrill Lynch Global Non-Financial High Yield Constrained Index, represented by foreign companies, as determined by the provider of the benchmark). For purposes of determining whether securities held by the Fund are securities of a foreign company, a company is considered to be a foreign company if the Manager or Subadviser determines that the company’s securities trade on a market outside of the United States, the company is headquartered or organized outside of the United States, the company derives a majority of its revenues or profits outside of the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States. The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund will seek to take advantage of differences in pricing between bonds of an issuer denominated in U.S. dollars and substantially similar bonds of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure. Babson Capital has 70 professionals worldwide dedicated to high yield investing, including 43 professionals in the United States and 27 professionals in Europe.

High Yield Instruments. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade by at least one credit rating agency (below Baa3 by Moody’s or below either BBB- by either S&P or Fitch) or unrated but judged by the Manager or Subadviser to be of comparable quality. As used herein, “high yield” instruments are instruments that are rated below investment grade or unrated but judged

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by the Manager or Subadviser to be of comparable quality. The Fund expects to invest primarily in high yield bonds and loans of North American and Western European corporate issuers. “Managed Assets” are the total assets of the Fund (including any assets attributable to leverage) minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage). High yield debt securities (also commonly referred to as “junk bonds”) are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal.

Babson Capital takes a credit-intensive approach when selecting assets for the Fund. Credits are underwritten locally by large teams in the U.S. and Europe. Babson Capital seeks to determine where value exists within companies based on fundamental bottom-up analysis and to assess this value relative to other investment alternatives. Babson Capital focuses on in-depth company and industry analysis, with particular attention paid to free cash flow generation capability, quality of management and capital structure. Babson Capital also looks at enterprise value relative to debt and collateral value for the bonds and loans that it purchases. Babson Capital’s credit strategy stresses (i) fundamentally driven credit selection and portfolio construction, (ii) building broadly diverse portfolios across industry and issuer, (iii) emphasizing total return, relative value and market liquidity, (iv) determining appropriate reward for risk, (v) communicating and reacting to company and market information on a real time basis and (vi) actively managing accounts to achieve portfolio objectives as credit market conditions change.

The Fund will seek to buy issues of companies with strong management teams and solid business positions in stable industries. Research analysts focus on profitability, generation and sustainability of cash flow, enterprise value, interest coverage and leverage. Babson Capital looks for companies that have appropriate capital structures that do not overly subordinate their debt and have adequate liquidity with access to capital. Using fundamental bottom-up analysis combined with credit analysis techniques, research analysts consider the potential downside risks of an investment first, but do not ignore the upside potential. They monitor the current investment environment to identify which asset classes are offering the best value given the risks. Analysts then perform rigorous analysis of issuers under consideration by examining (i) the quality of the management team, (ii) free cash flow to determine an issuer’s ability to repay debt, (iii) the company’s strengths and weaknesses within its sectors, including the views of competitors, suppliers and customers, (iv) capital structure analysis, (v) pro forma leverage and debt coverage and (vi) a comparison of traditional measures of total financial leverage to both debt market standards and enterprise values.

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Duration. Duration is the weighted average term-to-maturity of a security’s cash flows. It is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. While there is no limit on the remaining maturity or duration of any individual security in which the Fund may invest, the Fund normally will seek to maintain a weighted average portfolio duration, including the effects of leverage (“weighted average portfolio duration”), of three years or less and a weighted average portfolio maturity of five years or less. The Fund’s weighted average portfolio duration and weighted average portfolio maturity, however, may be longer at any time or from time to time depending on market conditions.

Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. By comparison, a debt security’s “maturity” is the date on which the security ceases and the issuer is obligated to repay principal. Duration differs from maturity in that it considers a security’s next interest re-set date and call features, whereas maturity does not. In general, if prevailing interest rates change by 1%, a fixed income security or portfolio’s value will change by 1% multiplied by each year of duration. For example, if a portfolio of fixed income securities has an average duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 3% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter duration.

Foreign Instruments. Under normal market conditions, the Fund may invest up to 50% of its Managed Assets in bonds and loans issued by foreign corporate or government issuers. Such foreign securities may be U.S. currency denominated or foreign currency denominated.

Derivatives. The Fund may use derivatives for hedging, investment or leverage purposes. Under normal market conditions, the aggregate value (the net “in the money” amount) of the Fund’s derivatives positions (other than derivatives used in connection with foreign currency hedging transactions) will not exceed 20% of the Fund’s Managed Assets. The Fund currently expects that its derivatives use will consist primarily of total return swaps, credit default swaps and foreign currency forward contracts and futures. The Fund’s investment in derivatives will be included under the 80% asset policy noted above so long as the underlying assets of such derivatives are one or more high yield fixed income instruments that are rated below investment grade.

In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying assets. The Fund bears the risk of default on the underlying assets based

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on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

An investment by the Fund in credit default swaps will allow the Fund to hedge credit exposure to particular issuers. If the Fund purchases protection under a credit default swap and no credit event occurs on the reference obligation, the Fund will have made a series of periodic payments and will recover nothing of monetary value. However, if a credit event occurs on the reference obligation, the Fund (as the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

Investment Grade Securities. Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch) or, if unrated, are considered by the Manager or Subadviser to be of comparable quality.

Lower Rated Securities. The Fund may not invest in issuers which are in default at the time of purchase, except for investments in debtor-in-possession or super senior financings (commonly called “DIP financing”). As part of its investments in high yield instruments, the Fund may invest up to 10% of its Managed Assets in high yield instruments rated in the lower rated categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Manager to be of comparable quality. Such securities are subject to a very high credit risk.

Illiquid Securities. The Fund may invest without limit in illiquid securities, although it does not expect to invest significantly in illiquid securities. Securities are considered illiquid, if at the time of investment, the securities cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Independent Credit Analysis. Each of Babson Capital and Babson Capital U.K. will rely heavily on its own analysis of the credit quality and risks associated with individual bonds, loans and other debt securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The individuals managing the Fund will use this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to their assessment of their credit characteristics. This aspect of the capabilities of Babson Capital and Babson Capital U.K. will be particularly important because of the Fund’s emphasis on below investment grade bonds and loans.

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Diversification. The Fund is a “non-diversified” investment company in that it may invest a greater percentage of its assets in the securities of a single issuer than may investment companies that are “diversified.” See “Risks—Issuer Non-Diversification Risk.” Subject to the availability of suitable investment opportunities, Babson Capital and Babson Capital U.K. will attempt to have the Fund invested broadly in order to minimize the Fund’s sensitivity to credit, currency and other risks associated with a particular geographic region, industry or sector, or to the effect of a single economic, political or regulatory occurrence. To avoid concentrating its investments in a particular industry or group of industries, the Fund will not invest more than 25% of its total assets in any single “industry” or “group of industries” as those terms are used in the 1940 Act.

Currency Hedging. The Fund currently intends, but is not required, to hedge substantially all of its exposure to foreign currencies through the use of currency strategies. For example, the Fund may transact in foreign currencies, may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available, and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Additionally, such hedging transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Leverage	Initially, the Fund intends, subject to favorable market conditions, to add leverage to its portfolio, such that the leverage obtained represents approximately 20% of the Fund’s total assets (including the assets obtained through leverage). The Fund may obtain leverage through borrowings, such as through bank loans or commercial paper or other credit facilities, the issuance of preferred shares, through reverse repurchase agreements, through derivatives, including total return swap contracts, or other means. However, later the Fund will limit its use of leverage such that the proceeds therefrom to the Fund will not exceed 33 1/3% of the Fund’s total assets (including the assets obtained through the use of such instruments) at the time used. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules promulgated thereunder generally limit the extent to which the Fund may use uncovered reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total assets at the time used. See “Leverage.” Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risks—Leverage Risk.”

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There can be no assurance that the Fund will use leverage. If used, there can be no assurance that the Fund’s leveraging strategies will be successful. See “Risks—Leverage Risk.” The net proceeds the Fund obtains from its use of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the loans, debt securities and other investments purchased by the Fund exceeds the costs of such leverage to the Fund, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, the excess will be used to pay higher dividends to the holders of the Common Shares (collectively, the “Common Shareholders”) than if the Fund were not so leveraged.

Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that any use of leverage will result in a higher yield on the Common Shares. Once leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Risks—Leverage Risk.” In addition, fees and expenses of leverage borne by the Fund are borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will result in a reduction of the net asset value of the Common Shares.

Because the fees received by the Manager and the Subadviser are based on the total Managed Assets of the Fund (including assets attributable to leverage), the Manager and the Subadviser have a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Manager and the Subadviser, on the one hand, and the Common Shareholders, on the other hand. The board of trustees of the Fund will generally oversee the use by the Manager or Subadviser of leverage for the Fund.

Please see “Leverage” and “Risks—Leverage Risk” in the body of this prospectus for additional information regarding the Fund’s use of leverage and related risks.

Manager	Babson Capital serves as the investment adviser for the Fund. Subject to the supervision of the board of trustees of the Fund, Babson Capital is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. Babson Capital will receive an annual fee, payable quarterly, in an amount equal to [—]% of the Fund’s average daily Managed Assets. Babson Capital’s principal office is located at 201 South College Street, Suite 2400, Charlotte, NC 28244. Founded in 1940, Babson Capital is a global firm with investment operations in the United States, the United Kingdom, and Australia and approximately 800 associates, including 300 investment professionals as of March 31, 2012. Babson Capital has

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provided investment advice to individual and institutional investors for more than 70 years and had assets under management as of March 31, 2012 of more than $142 billion.

The Manager has retained its subsidiary, Babson Capital U.K., as a subadviser to manage the Fund’s European investments. See “—Subadviser” below. Babson Capital and Babson Capital U.K. are referred to collectively in the remainder of this prospectus as “Babson Capital.”

Subadviser	Babson Capital U.K. will serve as the Fund’s subadviser responsible for managing the Fund’s European investments. Subject to the supervision of the Manager, the Subadviser has full investment discretion and makes all determinations with respect to the Fund’s European investments. From time to time, the Manager may delegate to Babson Capital U.K. responsibility for managing the Fund’s investments in other non-North American countries.

Babson Capital U.K. is a newly formed investment adviser registered with the SEC in the United States and the Financial Services Authority in the United Kingdom whose principal offices are located at 61 Aldwych, London, United Kingdom WC2B 4AE. Babson Capital U.K. is an indirect, wholly-owned subsidiary of Babson Capital Europe Limited (“Babson Capital Europe”), which in turn is an indirect, wholly-owned subsidiary of the Manager. Originally organized in 2000 as Duke Street Capital Debt Management, Limited, Babson Capital Europe provides investment advisory services to private accounts of institutional and family office clients. As of March 31, 2012, Babson Capital Europe had approximately €5.8 billion in assets under management.

The Manager (and not the Fund) will pay a portion of the fees it receives to Babson Capital U.K. in return for Babson Capital U.K.’s services.

Distributions	Commencing with the Fund’s first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund. The dividend rate that the Fund pays on its Common Shares will depend on a number of factors, including interest payable on leverage. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute substantially all of its net investment income. In addition, at least annually, the Fund may distribute to Common Shareholders their pro rata share of any available net capital gain, although the Fund may determine to retain some or all of the capital gains produced by the Fund. The initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions.

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Distributions of investment income and of net realized short-term capital gains generally will be taxed to Common Shareholders at ordinary income rates. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) generally will be taxed to Common Shareholders as long-term capital gain. Fund distributions are generally not expected to constitute “qualified dividend income.” See “Tax Matters.”

Because the ultimate character of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until the end of the year, the Fund may make total distributions during the year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the year, which would result in a return of capital to Common Shareholders. For example, the Fund may distribute net short-term capital gains early in the year, but incur net capital losses (whether short- or long-term) later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s basis in his or her shares, with any amounts exceeding such basis treated as capital gain, assuming the Common Shareholder holds the shares as capital assets. See “Tax Matters.”

Unless a Common Shareholder elects to receive distributions in cash, all of such shareholder’s distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. Reinvestment has no effect on the tax treatment of a shareholder’s distributions. See “Distributions” and “Dividend Reinvestment Plan.”

Listing	The Common Shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “[—].” See “Description of Shares—Common Shares.”

Custodian, Administrator and Transfer Agent	[—] will serve as custodian of the Fund’s assets. [—] will serve as the Fund’s administrator, transfer and dividend disbursement agent. See “Custodian, Administrator and Transfer Agent.”

Market Price of Shares	Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in below investment grade debt obligations have during some periods traded at prices higher than net asset value, but frequently trade at prices lower than net asset value. The Fund cannot assure you that the Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the amount of

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organization and offering expenses paid by the Fund and will not include the sales load paid by Common Shareholders. To the extent that the Fund engages in borrowings or related leverage, the Common Shareholders will bear the costs associated with such borrowings or leverage. The costs associated with such leverage or borrowings may dilute the net asset value of the Common Shares. See “Use of Proceeds.” In addition to net asset value, market price may be affected by such factors relating to the Fund or its portfolio holdings as dividend levels (which are in turn affected by expenses, including the costs of leverage), dividend stability, portfolio credit quality and liquidity and market supply and demand. See “Leverage,” “Risks,” “Description of Shares” and “Repurchase of Common Shares; Conversion to Open-End Fund” in this prospectus, and “Repurchase of Common Shares; Conversion to Open-End Fund” in the Statement of Additional Information. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk Considerations	No Prior History. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Non-Diversification Risk. The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of the issuers in which the Fund invests may also present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivative transactions with a limited number of counterparties.

Market Discount Risk. As with any stock, the price of the Fund’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by organizational and offering expenses paid by the Fund, will not include the sales load paid by Common Shareholders and, immediately following the establishment of a leverage strategy, will be reduced by the costs of arranging the strategy. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund’s shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

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Below Investment Grade (High Yield) Instruments Risk. The Fund expects to invest primarily in bonds, loans and other income-producing instruments of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency (below Baa3 by Moody’s, or below BBB- by either S&P or Fitch) or unrated but judged by the Manager or the Subadviser to be of comparable quality. The Fund also invests in other below investment grade debt obligations. Below investment grade debt instruments carry greater credit and liquidity risk than investment grade instruments. These instruments are often also referred to as high yield instruments. Below investment grade debt instruments are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The Manager and the Subadviser will consider both credit risk and market risk in making investment decisions for the Fund.

Below investment grade debt instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

The market value of below investment grade debt instruments tends to reflect individual corporate developments to a greater extent than that of higher-rated instruments, which generally react primarily to fluctuations in the general level of interest rates. As a result, when the Fund invests in such high yield instruments, its ability to achieve its investment objective may depend to a greater extent on the judgment of the Manager and the Subadviser concerning the creditworthiness of issuers than funds that invest in higher-rated instruments. Issuers of below investment grade debt instruments may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated instruments by economic downturns, specific corporate developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the high yield markets and investor perceptions regarding lower-rated instruments, whether or not based on fundamental analysis, may depress the prices for such instruments.

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If a default occurs with respect to any below investment grade debt instruments and the Fund sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation would be uncertain.

The secondary market for below investment grade debt instruments may be concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such instruments is not as liquid as, and is more volatile than, the secondary market for higher-rated instruments. In addition, market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.

•     Credit Risk: Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the Manager’s and the Subadviser’s credit analysis than would be the case with investments in investment-grade instruments. The Manager and the Subadviser employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.

Risks of Investing in Loans. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is substantially lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or

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sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

Loans to companies operating in workout modes or under statutory bankruptcy protection are, in certain circumstances, subject to certain potential liabilities which may exceed the amount of the loan. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions.

Loans may be deemed to have substantial vulnerability to default in payment of interest and/or principal. Certain of the loans that the Fund may fund have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

As a result of the Fund’s investment in below investment grade investments and as a consequence of credit problems with such investment and the possibility that the Fund may participate in restructuring activities, it is possible that the Fund may become involved in litigation. Litigation entails expense and the possibility of counterclaim against the Fund and ultimately judgments may be rendered against the Fund for which the Fund may not carry insurance.

The Fund may invest directly or indirectly in loans by purchasing participations or sub-participations from certain financial institutions which will represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. In purchasing participations, the Fund will usually have a contractual relationship only with the selling institution, and not the borrower. When investing in participations, the Fund generally will have no right directly to enforce compliance by the borrower with the terms of the loan agreement, no rights of set-off against the borrower and no right to object to certain changes to the loan agreement agreed to by the selling institution. In addition, the Fund may not directly benefit from the collateral supporting the related loan, may be subject to any rights of set-

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off the borrower has against the selling institution and will generally be subject to the credit risk of the selling institution.

In the event of the insolvency of the selling institution, under the laws of the relevant jurisdictions, the Fund may be treated as a general creditor of such selling institution and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the loan. Consequently, the Fund may be subject to the credit risk of the selling institution as well as that of the borrower. The Manager’s and the Subadviser’s credit analyses will focus on the underlying obligor of a loan. Accordingly, the independent credit analysis performed on a selling institution generally will not be as extensive as the independent credit analysis performed on the underlying obligor.

If the Fund invests in loans in which it has a direct contractual relationship with the borrower, there are additional risks involved. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Fund may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, the Fund may lose all or part of the amounts advanced to the borrower. There is no guarantee that the protection of the Fund’s interests is adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims may not be asserted that might interfere with enforcement of the Fund’s rights.

Loan obligations are subject to unique risks, including the possible invalidation of an investment as a fraudulent conveyance under relevant creditors’ rights laws. Further, when exposure to loans is gained by purchase of participations there is the additional credit and bankruptcy risk of the direct participant and its failure for whatever reason to account to the Fund for monies received in respect of loans directly held by it. In analyzing each loan, assignment or participation, the Manager will compare the relative significance of the risks against the expected benefits of the investment.

Floating rate loans provide for a periodic adjustment in the interest rate paid on the obligations. The interest rate on a floating rate loan resets periodically, typically every 30, 60 or 90 days. While, because of the interest rate reset feature, floating rate loans provide the Fund with a

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certain degree of protection against rising interest rates, the value of the Fund’s floating rate loans may decline as interest rates rise because the Fund will continue to earn interest at the previously-established rate until the interest rate for each loan resets.

Interest Rate Risk. Generally, when market interest rates fall, the prices of fixed-rate debt obligations rise, and vice versa. Interest rate risk is the risk that the debt obligations in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. The Fund’s use of leverage, as described below, will tend to increase Common Share interest rate risk. Interest rate risk generally is substantially lower for floating-rate instruments than for fixed-rate debt obligations.

Leverage Risk. The Fund’s use of leverage (as described under “Leverage” in the body of this prospectus) creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. There can be no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs. The net proceeds the Fund obtains from its use of leverage will be invested in accordance with the Fund’s investment objectives and strategies as described in this prospectus. It is anticipated that interest expense payable by the Fund with respect to its leverage will be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest rates and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, the excess will be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on leverage) could exceed the rate of return on the loans and other investments held by the Fund, thereby reducing return to Common Shareholders. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

• the likelihood of greater volatility of net asset value and market price of Common Shares than a comparable portfolio without leverage;

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•     the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Share will fluctuate because such costs vary over time; and

•     the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged and may result in a greater decline the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

Distressed Securities Risk. While the Fund may not invest in issuers that are in default at the time of purchase except for investments in DIP financings, issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund is invested in distressed securities, its ability to achieve current income for its Common Shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Foreign (Non-U.S.) Investment Risk. The Fund’s investments in foreign issuers and in securities denominated in foreign currencies involve

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special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar (although Babson Capital intends generally to hedge investments denominated in foreign currencies back to the U.S. dollar), and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. Foreign settlement procedures also may involve additional risks.

Derivatives Risk. The Fund may use a variety of derivative instruments for hedging or risk management purposes or as part of its investment strategies to increase the return of the Fund, such as options contracts (including options on futures contracts), futures contracts and swap agreements (including total return swaps, credit default swaps and index swaps), as well as through investments in structured notes or credit-linked notes and other securities issued by special purpose or structured vehicles. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or their overall return.

Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money.

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Liquidity Risk. The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.

Issuer Risk. The value of securities may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the Subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Market Disruption and Geopolitical Risk. Instability in the Middle East and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund cannot predict the effects of the occupation or similar events in the future on the U.S. and other economies and securities markets.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and generate short-term capital gains taxable as ordinary income.

Anti-Takeover Provisions	The Fund’s Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares, and may, in certain circumstances, give rise to a conflict of interest between the Manager and/or the Subadviser, on the one hand, and the Common Shareholders, on the other hand.

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SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to Common Shares and assumes the use of borrowings in an amount equal to [—]% of the Fund’s total assets (including the amounts of leverage obtained through such borrowings).

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	[—]	%
Offering Expenses Borne by the Fund(1) (as a percentage of offering price)	[—]	%
Dividend Reinvestment Plan Fees	None	(2)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees(3)	[—]	%
Interest Expense on Borrowings(4)	[—]	%
Other Expenses(5)	[—]	%

Total Annual Expenses	[—]	%

(1)	The Fund will bear expenses in connection with the offering in an amount up to $[—] per Common Share. The Manager has agreed to pay (i) the amount by which the Fund’s offering costs (other than the sales load) exceed $[—] per share and (ii) all of the Fund’s organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $[—] per share.
(2)	Common Shareholders will pay brokerage charges if they direct the plan agent to sell Common Shares held in a dividend reinvestment account.
(3)	Common Shareholders pay management fees on all Fund assets, including those obtained through leverage. Accordingly, while management fees are charged to the Fund on the basis of total managed assets, they have been converted to a percentage of net assets attributable to Common Shares for purposes of the presentation in the table above. The table assumes that total managed assets are [—]% of the net assets attributable to Common Shares.
(4)	Assumes borrowings of [—]% of the Fund’s total assets (including such proceeds) at an interest rate of [—]%, which is based upon the Fund’s assessment of current market conditions.
(5)	“Other Expenses” are estimates based on the Fund’s expected first year fiscal operations.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear, directly or indirectly. The “Other Expenses” shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately [—] Common Shares and enters into borrowings of approximately [—]. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See “Management of the Fund” and “Dividend Reinvestment Plan.”

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Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $[—] and the estimated offering expenses of $[—]) that you would pay on a $1,000 investment in Common Shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total annual expenses of [—]% of net assets attributable to Common Shares in years 1 through 10, and (b) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 20, 2011 pursuant to its Agreement and Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 201 South College Street, Suite 2400, Charlotte, NC 28244, and its telephone number is [—].

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $[—] (or $[—] if the Underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. The Fund expects to invest substantially all of the net proceeds in debt instruments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash and cash equivalents.

THE FUND’S INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

The Fund’s primary investment objective is to seek as high a level of current income as Babson Capital determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are non-fundamental, which means that they may be changed without shareholder approval by the board of trustees of the Fund.

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Portfolio Management Strategies

The Fund intends to achieve its investment objectives by investing opportunistically in a diverse portfolio of short-duration North American and non-North American (primarily Western European) bonds, loans and other income-producing instruments, principally of below investment grade quality (below Baa3 by Moody’s, or below BBB- by either S&P or Fitch) or unrated but judged by the Manager or the Subadviser to be of comparable quality.

Under normal market conditions, the Fund intends to invest in at least three different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the Fund’s benchmark, the Bank of America/Merrill Lynch Global Non-Financial High Yield Constrained Index, represented by foreign companies, as determined by the provider of the benchmark). For purposes of determining whether securities held by the Fund are securities of a foreign company, a company is considered to be a foreign company if the Manager or Subadviser determines that the company’s securities trade on a market outside of the United States, the company is headquartered or organized outside of the United States, the company derives a majority of its revenues or profits outside of the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States. The Bank of America/Merrill Lynch Global Non-Financial High Yield Constrained Index tracks the performance of U.S. dollar, Canadian dollar, British pound and Euro denominated below investment grade corporate debt publicly issued in the major domestic or eurobond markets, except those of financial issuers. As of May 31, 2012, 33.37% of the Bank of America/Merrill Lynch Global Non-Financial High Yield Constrained Index consisted of non-U.S. securities.

The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund will seek to take advantage of differences in pricing between bonds of an issuer denominated in U.S. dollars and substantially similar bonds of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure. Babson Capital has 70 professionals worldwide dedicated to high yield investing, including 43 professionals in the United States and 27 professionals in Europe.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in high yield bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade by at least one credit rating agency (below Baa3 by Moody’s or below either BBB- by either S&P or Fitch) or unrated but judged by the Manager or Subadviser to be of comparable quality. As used herein, “high yield” instruments are instruments that are rated below investment grade or unrated but judged by the Manager or Subadviser to be of comparable quality. The Fund expects to invest primarily in high yield bonds and loans of North American and Western European corporate issuers. The Fund may not invest in issuers that are in default at the time of purchase, except for investments in DIP financings. “Managed Assets” are the total assets of the Fund (including any assets attributable to leverage) minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage). High yield debt securities (also commonly referred to as “junk bonds”) are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. High yield debt securities also may be considered to possess some speculative characteristics. Although the Fund may invest in instruments of any duration or maturity, under normal conditions and after the initial investment period, the Fund will seek to maintain a weighted average portfolio duration (including the effects of leverage) of three years or less and a weighted average maturity of five years or less.

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Babson Capital takes a credit-intensive approach when selecting assets for the Fund. Credits are underwritten locally by large teams in each of the U.S. and Europe. Babson Capital seeks to determine where value exists within companies based on fundamental bottom-up analysis and to assess this value relative to other investment alternatives. Babson Capital focuses on in-depth company and industry analysis, with particular attention paid to free cash flow generation capability, quality of management and capital structure. Babson Capital also looks at enterprise value relative to debt and collateral value for the bonds and loans that it purchases. Babson Capital’s credit strategy stresses (i) fundamentally driven credit selection and portfolio construction, (ii) building broadly diverse portfolios across industry and issuer, (iii) emphasizing total return, relative value and market liquidity, (iv) determining appropriate reward for risk, (v) communicating and reacting to company and market information on a real time basis and (vi) actively managing accounts to achieve portfolio objectives as credit market conditions change.

The Fund will seek to buy issues of companies with strong management teams and solid business positions in stable industries. Research analysts focus on profitability, generation and sustainability of cash flow, enterprise value, interest coverage and leverage. Babson Capital looks for companies that have appropriate capital structures that do not overly subordinate their debt and have adequate liquidity with access to capital. Using fundamental bottom-up analysis combined with credit analysis techniques, research analysts consider the potential downside risks of an investment first, but do not ignore the upside potential. They monitor the current investment environment to identify which asset classes are offering the best value given the risks. Analysts then perform rigorous analysis of issuers under consideration by examining (i) the quality of the management team, (ii) free cash flow to determine an issuer’s ability to repay debt, (iii) the company’s strengths and weaknesses within its sectors, including the views of competitors, suppliers and customers, (iv) capital structure, (v) pro forma leverage and debt coverage and (vi) a comparison of traditional measures of total financial leverage to both debt market standards and enterprise values.

Duration. Duration is the weighted average term-to-maturity of a security’s cash flows. It is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. While there is no limit on the remaining maturity or duration of any individual security in which the Fund may invest, the Fund normally will seek to maintain a weighted average portfolio duration, including the effects of leverage (“weighted average portfolio duration”), of three years or less and a weighted average portfolio maturity of five years or less. The Fund’s weighted average portfolio duration and weighted average portfolio maturity, however, may be longer at any time or from time to time depending on market conditions.

Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. By comparison, a debt security’s “maturity” is the date on which the security ceases and the issuer is obligated to repay principal. Duration differs from maturity in that it considers a security’s next interest re-set date and call features, whereas maturity does not. In general, if prevailing interest rates change by 1%, a fixed income security or portfolio’s value will change by 1% multiplied by each year of duration. For example, if a portfolio of fixed income securities has an average duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 3% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter duration.

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Independent Credit Analysis. Babson Capital will rely heavily on its own analysis of the credit quality and risks associated with individual loans and other debt securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The individuals managing the Fund will use this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to their assessment of their credit characteristics. This aspect of the capabilities of Babson Capital will be particularly important because of the Fund’s emphasis on below investment grade loans and bonds.

Foreign Instruments. Under normal market conditions, the Fund may invest up to 50% of its Managed Assets in bonds and loans issued by foreign corporate or government issuers. Such foreign securities may be U.S. currency denominated or foreign currency denominated.

Derivatives. The Fund may use derivatives for hedging, investment or leverage purposes. Under normal market conditions, the aggregate value (the net “in the money” amount) of the Fund’s derivatives positions (other than derivatives used in connection with foreign currency hedging transactions) will not exceed 20% of the Fund’s Managed Assets. The Fund currently expects that its derivatives use will consist of total return swaps, credit default swaps and foreign currency forward contracts and futures. The Fund’s investment in derivatives will be included under the 80% asset policy noted above so long as the underlying assets of such derivatives are one or more high yield fixed income instruments that are rated below investment grade.

In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying assets. The Fund bears the risk of default on the underlying assets based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

An investment by the Fund in credit default swaps will allow the Fund to hedge credit exposure to particular issuers. If the Fund purchases protection under a credit default swap and no credit event occurs on the reference obligation, the Fund will have made a series of periodic payments and will recover nothing of monetary value. However, if a credit event occurs on the reference obligation, the Fund (as the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

Investment Grade Securities. Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch) or, if unrated, are considered by the Manager or Subadviser to be of comparable quality.

Lower Rated Securities. The Fund may not invest in issuers which are in default at the time of purchase except for investments in DIP financings. As part of its investments in high yield instruments, the Fund may invest up to 10% of its Managed Assets in high yield instruments rated in the lower rated categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Manager to be of comparable quality. Such securities are subject to a very high credit risk.

Illiquid Securities: The Fund may invest without limit in illiquid securities, although it does not expect to invest significantly in illiquid securities. Securities are considered illiquid, if at the time

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of investment, the securities cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Diversification. The Fund is a “non-diversified” investment company in that it may invest a greater percentage of its assets in the securities of a single issuer than may investment companies that are “diversified.” See “Risks—Issuer Non-Diversification Risk.” Subject to the availability of suitable investment opportunities, Babson Capital will attempt to have the Fund invested broadly in order to minimize the Fund’s sensitivity to credit, currency and other risks associated with a particular geographic region, industry or sector, or to the effect of a single economic, political or regulatory occurrence. To avoid concentrating its investments in a particular industry or group of industries, the Fund will not by investing more than 25% of its total assets in any single “industry” or “group of industries” as those terms are used in the 1940 Act.

Currency Hedging. The Fund currently intends, but is not required, to hedge substantially all of its exposure to foreign currencies through the use of currency strategies. For example, the Fund may transact in foreign currencies, may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available, and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Additionally, such hedging transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Portfolio Composition and Other Information

The Fund’s portfolio will be composed principally of the following types of securities and other instruments. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objectives and Policies” in the Statement of Additional Information.

High Yield Securities

As noted above, the Fund expects to invest primarily in high yield bonds of North American and Western European corporate issuers Investing in high yield securities or instruments involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities or instruments. High yield securities or instruments may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities or instruments. Debt securities or instruments in the lowest investment grade category also may be considered to possess some speculative characteristics.

The market values of high yield securities or instruments tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities or instruments, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities or instruments tend to be more sensitive to economic conditions. Certain “emerging market” governments that issue high yield securities or instruments are among the largest debtors to

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commercial banks, foreign governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody’s, S&P and Fitch. Ratings assigned by a credit rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described above under “—Portfolio Management Strategies—Independent Credit Analysis,” Babson Capital does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security or instruments may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt securities or instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated securities or instruments (which are not rated by a credit rating agency). Unrated securities or instruments may be less liquid than comparable rated securities or instruments and involve the risk that Babson Capital may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities or instruments may be more complex than for issuers of higher-quality debt obligations. The Fund’s success in achieving its investment objectives may depend more heavily on Babson Capital’s credit analysis than if the Fund invested primarily in higher-quality and rated securities or instruments.

Bank Loans, Loan Participations and Assignments

The Fund invests in fixed- and floating-rate loans issued by banks and other unaffiliated entities, which investments generally will be issued directly by the borrower or be in the form of loan participation or assignment purchased from banks and other financial institutions and institutional investments. The loans in which the Fund intends to invest may include, but are not limited to, secured loans that are senior (“first lien”) or subordinated (“second lien”) loans, and unsecured loans. Loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a first or second lien loan. The collateral securing a first or second lien loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some first or second lien loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of first or second lien loans, including, in certain circumstances, invalidating such loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund

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purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

First Lien Loans

First lien loans hold a senior position in the capital structure of a borrower. For first lien loans, borrowers are typically corporations, partnerships and other business entities that operate in various industries and geographical regions, including foreign borrowers. First lien loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The capital structure of a borrower may include first lien loans, senior and junior subordinated debt, preferred stock and common stock issued by the borrower, typically in descending order of seniority with respect to claims on the borrower’s asset. The proceeds of first lien loans primarily are used to finance highly leveraged transactions including leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and internal growth and for other corporate purposes.

First lien loans in which the Fund will invest generally pay interest at rates that are redetermined periodically by reference to a base lending rate, plus a premium. First lien loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As floating rate loans, the frequency of how often a loan resets its interest rate will impact how closely such loans track current short term market interest rates. The first lien loans held by the Fund typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in first lien loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in first lien loans should decrease. The Fund may utilize derivative instruments to shorten the effective interest rate redetermination period of first lien loans in its portfolio. First lien loans typically have a stated term of between one and ten years. In the experience of the Manager over the last decade, however, the average life of first lien loans has been two to four years because of prepayments.

Second Lien Loans and Other Debt Securities

The Fund may invest in loans and other debt securities that have the same characteristics as first lien loans except that such loans are second in lien priority rather than first. Such second lien loans and securities bonds typically have adjustable floating rate interest payments. Accordingly, the risks associated with such securities are higher than the risks of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible, that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Unsecured Loans

The Fund may invest in unsecured loans, both floating and fixed rate. Unsecured loans are subject to substantially similar risks attributable to secured loans. Issuer risk is more pronounced in

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unsecured loans since the Fund will not have recourse to recoup its investment against collateral securing the loan.

First and second lien loans and unsecured loans are subject to prepayments which shorten the loans’ weighted average maturities and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in market value, that is changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Corporate Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are perpetual in nature in that they have no maturity date; to the extent that these perpetual bonds have fixed interest rates, they may have heightened sensitivity to changes in interest rates.

U.S. Government Securities

The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

When Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of

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leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

Foreign (Non-U.S.) Investments and Currencies

The Fund invests in debt obligations of foreign issuers and of supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. The Fund may also invest in debt instruments denominated in foreign currencies (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund likewise may invest without limit in securities of issuers located in developed countries (regardless of the currency in which such securities are denominated) and of issuers located in “emerging market” countries. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Risks—Foreign (Non-U.S.) Investment Risk.”

The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities, including debt of developing or “emerging market” issuers. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new

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obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

The Fund’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. The Fund expects to engage in transactions involving foreign currencies in order to hedge against foreign currency risk, [[and may also engage in such transactions to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another]]. For instance, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Please see “Investment Objectives and Policies—Foreign (Non-U.S.) Securities,” “Investment Objectives and Policies—Foreign Currency Transactions” and “Investment Objectives and Policies—Foreign Currency Exchange-Related Securities” in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

Preferred Stocks

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets. The Fund’s investment in equity securities includes common stocks and preferred stocks.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” (“PIK interest”)

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in the form of other debt obligations, instead of in cash. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. To the extent those instruments do not amortize principal, at maturity, repayment may also be dependent on the ability of the borrower to refinance the face amount of the debt. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to maintain its qualification as a “regulated investment company” for U.S. federal income tax purposes, the Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. Under certain market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Generally, when payments on a loan become past due, or the Fund otherwise does not expect the borrower to be able to meet its obligations to the Fund, the Fund will place the loan on non-accrual status and will cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest has been brought current through payment or through a restructuring as a result of which the Fund determines that the interest income should be collectible. The Fund will write off any previously accrued and uncollected PIK interest when it determines that the PIK interest is no longer collectible.

Derivatives

The Fund may, but is not required to, use a variety of derivative instruments for hedging or risk management purposes or as part of its investment strategies to increase return. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Although the Fund reserves the flexibility to use various derivative instruments as Babson Capital deems advisable, it anticipates that its derivative instrument investments in first year of operations will consist primarily of total return swaps, credit default swaps and foreign currency forward contracts and futures. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Risks—Derivatives Risk.” Certain types of derivative instruments are described elsewhere in this section, including those described under “—Certain Interest Rate Transactions,” “—Structured Notes and Related Instruments” and “—Credit Default Swaps.” Please see “Investment Objective and Policies—Derivative Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that Babson Capital will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by the terms of the Fund’s expected credit facility.

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Credit Default Swaps

The Fund may enter into credit default swap contracts to hedge exposure to particular issuers. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. The Fund will segregate liquid assets against or otherwise cover its future obligations under any credit default swaps purchased by the Fund to the extent that, immediately after entering into such a transaction, the Fund’s future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding borrowings, would exceed 33 1/3% of the Fund’s total assets.

Total Return Swaps

The Fund may enter into total return swaps in order to add leverage to the portfolio. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying assets, which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying assets.

Certain Interest Rate Transactions

In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes.

Structured Notes and Related Instruments

The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below

31

zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Babson Capital may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by Babson Capital, principal and/or interest payments received on the structured instrument may be substantially less than expected.

Bank Obligations

The Fund may invest in certain bank obligations, including certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Reverse Repurchase Agreements

As described under “Borrowings and Related Leverage,” the Fund may utilize reverse repurchase agreements in order to add leverage to the portfolio. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio

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securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. In essence, such transactions function as a loan between the Fund and the counterparty, with the transferred security acting as collateral for the loan. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Common Stocks

The Fund may invest in equity securities incident to the purchase or ownership of a loan or debt instrument (including equity securities obtained as a result of a workout or reorganization of an issuer of which the Fund held debt securities). The Fund may hold or have exposure to common stocks of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Because the Fund may have exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive income-producing securities available in the market, or when Babson Capital believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Babson Capital or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Babson Capital will take expenses into account when evaluating the investment merits of an investment in an investment company relative to

33

available investments in convertible securities and non-convertible income-producing securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Securities Lending

The Fund may seek additional income by making loans of portfolio securities to the extent permitted by the 1940 Act (currently up to 33% of its total assets taken at current market value). The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by the Fund are for the account and risk of the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of the Fund’s loans must also meet certain tests under the Internal Revenue Code of 1986, as amended, (the “Code”) and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

See “Investment Objectives and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

LEVERAGE

Initially, the Fund intends, subject to favorable market conditions, to add leverage to its portfolio, such that the leverage obtained represents approximately 20% of the Fund’s total assets (including the assets obtained through leverage). The Fund may obtain leverage through borrowings, such as through bank loans or commercial paper or other credit facilities, the issuance of preferred shares, through reverse repurchase agreements, through derivatives, including total return swap contracts, or other means. However, later the Fund will limit its use of leverage such that the proceeds therefrom to the Fund will not exceed 33 1/3% of the Fund’s total assets (including the assets obtained through the use of such instruments) at the time used. The Fund has no current intention to issue preferred shares. The 1940 Act, and the rules promulgated thereunder generally limit the extent to which the Fund may use uncovered reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total assets at the time used. See “Leverage.” Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risks—Leverage Risk.”

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There can be no assurance that the Fund will use leverage. If used, there can be no assurance that the Fund’s leveraging strategies will be successful. See “Risks—Leverage Risk.” The net proceeds the Fund obtains from its use leverage will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the loans, debt securities and other investments purchased by the Fund exceeds the costs of such leverage to the Fund, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, the excess will be used to pay higher dividends to the holders of the Common Shares (collectively, the “Common Shareholders”) than if the Fund were not so leveraged.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that those instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than liabilities representing such borrowing) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Derivative instruments and financial contracts used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations.

The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that the Fund can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the Common Shareholders would benefit from an incremental return. However, if the differential between the return on the Fund’s investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Furthermore, if long-term rates rise, the net asset value of the Fund’s Common Shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Fund would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on the Fund’s portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the Common Shares.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used, and therefore the amount available for distribution to Commons Shareholders as dividends and other distributions will be reduced. Nevertheless, the Manager may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

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Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that any use of repurchase agreements, borrowings or other forms of leverage (such as a future issuance of preferred shares or the use of derivatives strategies) will result in a higher yield on the Common Shares. Once leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Risks—Leverage Risk.” In addition, fees and expenses of repurchase agreements and borrowings, a future issuance of preferred shares and other forms of leverage borne by the Fund are borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will result in a reduction of the net asset value of the Common Shares.

Because the fees received by the Manager and the Subadviser are based on the total Managed Assets of the Fund (including assets attributable to leverage), the Manager and the Subadviser have a financial incentive for the Fund to use reverse repurchase agreements and borrowings or to issue preferred shares, which may create a conflict of interest between the Manager and the Subadviser, on the one hand, and the Common Shareholders, on the other hand. The board of trustees of the Fund will generally oversee the use by the Manager or Subadviser of leverage for the Fund.

Effects of Leverage

Assuming the Fund engages in borrowings representing [—]% of the Fund’s total assets (including the amounts of leverage obtained through such borrowings), at an annual interest rate of [—]% (based on market interest rates as of the date of this prospectus), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover the costs of the borrowings would be [—]%. These figures are merely estimates, and are used only for illustration purposes. Actual interest expenses associated with borrowings used by the Fund may vary frequently and may be significantly higher or lower that the rate used for the example above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effects of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes that the Fund uses borrowings representing [—]% of the Fund’s total assets (including the amounts of leverage obtained through such borrowings) and a projected annual rate of interest on the borrowings of [—]%.

Assumed Portfolio Total Return	(10.00)%		(5.00)%		0.00%		5.00%		10.00%
Common Share Total Return	[—	]%	[—	]%	[—	]%	[—	]%	[—	]%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s leveraging transactions as described above and dividend payments on any preferred shares issued by the Fund) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the

36

Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market forces and other factors.

Any benefits of leverage used by the Fund cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and policies. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including Babson Capital’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund may borrow from affiliates of Babson Capital, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

RISKS

The net asset value of the Common Shares will fluctuate with and be affected by, among other things, the following principal risks of the Fund: non-diversification risk, market discount risk, credit risk/high yield risk, risks of investing in loans, interest rate risk, leverage risk, distressed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, derivatives risk, counterparty risk, convertible securities risk, small capitalization companies risk, reinvestment risk, inflation risk, liquidity risk, issuer risk, management risk and market disruption and geopolitical risk. An investment in the Fund will also be subject to the principal risk associated with the fact that the Fund is newly organized.

No Prior History

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Non-Diversification Risk

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of the issuers in which the Fund invests may also present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivative transactions with a limited number of counterparties.

Market Discount Risk

As with any stock, the price of the Fund’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by organizational and offering expenses paid by the Fund, will not include the sales load paid by Common Shareholders and, immediately following the establishment of a leverage strategy, will be reduced by the costs of arranging the strategy. The Common Shares are designed for long-term investors and should not be

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treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund’s shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

Credit Risk/High Yield Risk

The Fund expects to invest primarily in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency (below Baa3 by Moody’s, or below BBB- by either S&P or Fitch) or unrated but judged by the Manager or the Subadviser to be of comparable quality. The Fund also invests in other below investment grade debt obligations. Below investment grade debt instruments carry greater credit and liquidity risk than investment grade instruments. These instruments are often also referred to as high yield instruments. Below investment grade debt instruments are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The Manager and the Subadviser will consider both credit risk and market risk in making investment decisions for the Fund.

Below investment grade debt instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

The market value of below investment grade debt instruments tends to reflect individual corporate developments to a greater extent than that of higher-rated instruments, which generally react primarily to fluctuations in the general level of interest rates. As a result, when the Fund invests in such high yield instruments, its ability to achieve its investment objective may depend to a greater extent on the judgment of the Manager and the Subadviser concerning the creditworthiness of issuers than funds that invest in higher-rated instruments. Issuers of below investment grade debt instruments may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated instruments by economic downturns, specific corporate developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the high yield markets and investor perceptions regarding lower-rated instruments, whether or not based on fundamental analysis, may depress the prices for such instruments.

If a default occurs with respect to any below investment grade debt instruments and the Fund sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation would be uncertain.

The secondary market for below investment grade debt instruments may be concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds,

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insurance companies and other financial institutions. Accordingly, the secondary market for such instruments is not as liquid as, and is more volatile than, the secondary market for higher-rated instruments. In addition, market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.

Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the Manager’s and the Subadviser’s credit analysis than would be the case with investments in investment-grade instruments. The Manager and the Subadviser employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.

Risks of Investing in Loans

The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is substantially lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

Loans to companies operating in workout modes or under statutory bankruptcy protection are, in certain circumstances, subject to certain potential liabilities which may exceed the amount of the loan. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions.

Loans may be deemed to have substantial vulnerability to default in payment of interest and/or principal. Certain of the loans that the Fund may fund have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

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As a result of the Fund’s investment in below investment grade investments and as a consequence of credit problems with such investment and the possibility that the Fund may participate in restructuring activities, it is possible that the Fund may become involved in litigation. Litigation entails expense and the possibility of counterclaim against the Fund and ultimately judgments may be rendered against the Fund for which the Fund may not carry insurance.

The Fund may invest directly or indirectly in loans by purchasing participations or sub-participations from certain financial institutions which will represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. In purchasing participations, the Fund will usually have a contractual relationship only with the selling institution, and not the borrower. When investing in participations, the Fund generally will have no right directly to enforce compliance by the borrower with the terms of the loan agreement, no rights of set-off against the borrower and no right to object to certain changes to the loan agreement agreed to by the selling institution. In addition, the Fund may not directly benefit from the collateral supporting the related loan, may be subject to any rights of set-off the borrower has against the selling institution and will generally be subject to the credit risk of the selling institution.

In the event of the insolvency of the selling institution, under the laws of the relevant jurisdictions, the Fund may be treated as a general creditor of such selling institution and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the loan. Consequently, the Fund may be subject to the credit risk of the selling institution as well as that of the borrower. The Manager’s and the Subadviser’s credit analyses will focus on the underlying obligor of a loan. Accordingly, the independent credit analysis performed on a selling institution generally will not be as extensive as the independent credit analysis performed on the underlying obligor.

If the Fund invests in loans in which it has a direct contractual relationship with the borrower, there are additional risks involved. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Fund may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, the Fund may lose all or part of the amounts advanced to the borrower. There is no guarantee that the protection of the Fund’s interests is adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims may not be asserted that might interfere with enforcement of the Fund’s rights.

Loan obligations are subject to unique risks, including the possible invalidation of an investment as a fraudulent conveyance under relevant creditors’ rights laws. Further, when exposure to loans is gained by purchase of participations there is the additional credit and bankruptcy risk of the direct participant and its failure for whatever reason to account to the Fund for monies received in respect of loans directly held by it. In analyzing each loan, assignment or participation, the Manager will compare the relative significance of the risks against the expected benefits of the investment.

Floating rate loans provide for a periodic adjustment in the interest rate paid on the obligations. The interest rate on a floating rate loan resets periodically, typically every 30, 60 or 90 days. While,

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because of the interest rate reset feature, floating rate loans provide the Fund with a certain degree of protection against rising interest rates, the value of the Fund’s floating rate loans may decline as interest rates rise because the Fund will continue to earn interest at the previously-established rate until the interest rate for each loan resets.

Interest Rate Risk

Generally, when market interest rates fall, the prices of fixed-rate debt obligations rise, and vice versa. Interest rate risk is the risk that the debt obligations in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. The Fund’s use of leverage, as described below, will tend to increase Common Share interest rate risk. Interest rate risk generally is substantially lower for floating-rate instruments than for fixed-rate debt obligations.

Leverage Risk

The Fund’s use of leverage (as described under “Leverage” in the body of this prospectus) creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. There can be no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs. The net proceeds the Fund obtains from its use of leverage will be invested in accordance with the Fund’s investment objectives and strategies as described in this prospectus. It is anticipated that interest expense payable by the Fund with respect to its leverage will be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest rates and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, the excess will be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the loans and other investments held by the Fund, thereby reducing return to Common Shareholders. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and market price of Common Shares than a comparable portfolio without leverage;

•

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Share will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged and may result in a greater decline the market value of the Common Shares.

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In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

Distressed Securities Risk

While the Fund may not invest in issuers that are in default at the time of purchase (except for investments in DIP financings), issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund is invested in distressed securities, its ability to achieve current income for its Common Shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Foreign (Non-U.S.) Investment Risk

The Fund’s investments in foreign issuers and in securities denominated in foreign currencies involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar (although Babson Capital intends generally to hedge investments denominated in foreign currencies back to the U.S. dollar), and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. Foreign settlement procedures also may involve additional risks.

Derivatives Risk

The Fund may use a variety of derivative instruments for hedging or risk management purposes or as part of its investment strategies to increase the return of the Fund, such as options contracts (including options on futures contracts), futures contracts and swap agreements (including total return swaps, credit default swaps and index swaps), as well as through investments in structured notes or credit-linked notes and other securities issued by special purpose or structured vehicles. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not

42

correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Structured Products Risk

The Fund may invest in structured products, including credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. Credit-linked notes are typically privately offered and sold. As a result, investments in CLOs and credit-linked notes may be characterized by the Fund as illiquid securities.

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current

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earnings rate. A decline in income could affect the Common Shares’ market price or their overall return.

Inflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money.

Liquidity Risk

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.

Issuer Risk

The value of securities may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the Subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Market Disruption and Geopolitical Risk

Instability in the Middle East and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund cannot predict the effects of the occupation or similar events in the future on the U.S. and other economies and securities markets.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and generate short-term capital gains taxable as ordinary income.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund or of Babson Capital due to their possible affiliations with Massachusetts Mutual Life Insurance Company, the

44

ultimate parent company of Babson Capital. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and to take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted the investment limitations set forth below, which are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares (and any outstanding preferred shares) voting together as a single class.

The Fund may not:

•

Concentrate its investments in a particular “industry” or “group of industries” as those terms are used in the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund would be deemed to “concentrate” in a particular industry or group of industries if it invested 25% or more of its total assets in that industry or group of industries. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

•	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

•

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction will not prohibit the Fund, subject to restrictions described in this prospectus and the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

•

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

•	Make loans, except to the extent permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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•

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Please see the Statement of Additional Information for more information regarding these limitations. Except as otherwise noted, all other limitations described in this prospectus or the Statement of Additional Information are not fundamental, and may be changed without the approval of the holders of a majority of the outstanding Common Shares.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative effect of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). The Fund also may attempt to reduce leverage by reducing its borrowings, redeeming outstanding preferred stock or by reducing any holdings in other instruments that create leverage. As explained above under “Risks—Leverage Risk,” the success of any such attempt to limit leverage risk depends on the Manager’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above. If market conditions suggest that additional leverage would be beneficial, the Fund may increase its rate of borrowing, issue additional shares of preferred stock or utilize other forms of leverage, such as derivative instruments.

Hedging and Related Strategies

The Fund generally intends, but is not required, to hedge substantially all of its exposure to foreign currencies through the use of currency strategies. For example, the Fund may transact in foreign currencies, may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. Such hedging transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Fund also may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For example, the Fund may purchase credit default swap contracts for the purpose of hedging the Fund’s exposure to certain issuers and thereby decreasing its exposure to credit risk, and it may invest in structured notes or interest rate swap or cap transactions for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio and thereby decreasing the Fund’s exposure to interest rate risk. Other hedging strategies that the Fund may use include: financial futures contracts; other types of swap agreements or options thereon; options on financial futures; and options based on either an index or individual debt securities whose prices, Babson Capital believes, correlate with the prices of the Fund’s investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

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Suitable hedging transactions may not be available, and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial, or that, if used, such strategies will be successful.

MANAGEMENT OF THE FUND

Trustees and Officers

The board of trustees of the Fund is responsible for the management of the Fund, including supervision of the duties performed by the Manager. There are currently [—] trustees of the Fund, [—] of whom are currently treated by the Fund as “interested persons” (as defined in the 1940 Act). The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Manager

Babson Capital serves as the investment adviser for the Fund. Subject to the supervision of the board of trustees, Babson Capital is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

Babson Capital is an indirect, majority-owned subsidiary of Massachusetts Mutual Life Insurance Company, with principal offices located at 201 South College Street, Suite 2400, Charlotte, NC 28244. Founded in 1940, Babson Capital is a global firm with investment operations in the United States, the United Kingdom, and Australia and approximately 890 associates, including over 300 investment professionals as of March 31, 2012. Babson Capital has provided investment advice to individual and institutional investors for more than 70 years and had assets under management as of March 31, 2012 of more than $142 billion. Babson Capital has 70 professionals worldwide dedicated to high yield investing, including 43 professionals in the United States and 27 professionals in Europe. Babson Capital believes underwriting and monitoring credits locally is critical due to the significant differences in the regulatory, legal, bankruptcy and geopolitical frameworks of the various North American and Western European countries in which the Fund expects to invest primarily.

Babson Capital has retained its subsidiary, Babson Capital U.K., as a subadviser to manage the Fund’s European investments. See “––Subadviser” below.

Subadviser

Babson Capital U.K. will serve as the Fund’s subadviser responsible for managing the Fund’s European investments. Subject to the supervision of the Manager, the Subadviser has full investment discretion and makes all determinations with respect to the Fund’s European investments. From time to time, Babson Capital may delegate to Babson Capital U.K. responsibility for managing the Fund’s investments in other non-North American countries.

Babson Capital U.K. is a newly formed investment adviser registered with the SEC in the United States and the Financial Services Authority in the United Kingdom whose principal offices are located at 61 Aldwych, London, United Kingdom WC2B 4AE. Babson Capital U.K. is an indirect, wholly-owned subsidiary of Babson Capital Europe, which in turn is an indirect, wholly-owned

47

subsidiary of the Manager. Originally organized in 2000 as Duke Street Capital Debt Management, Limited, Babson Capital Europe provides investment advisory services to private accounts of institutional and family office clients. As of March 31, 2012, Babson Capital Europe had approximately €5.8 billion in assets under management.

Investment Management Agreement and Subadvisory Agreement

Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Manager an annual management fee payable on a quarterly basis at the annual rate of [—]% of the Fund’s average daily Managed Assets for the services and facilities it provides.

Pursuant to a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and the Subadviser, the Subadviser will serve as the Fund’s subadviser responsible for managing the Fund’s non-U.S. investments. Subject to the supervision of the Manager, the Subadviser has full investment discretion and makes all determinations with respect to the Fund’s non-U.S. investments. The Manager (and not the Fund) will pay a portion of the fees it receives to the Subadviser in return for the Subadviser’s services.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those employed by the Manager, the Subadviser or their affiliates), accounting and certain administrative expenses, custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Manager and the Subadviser are based on the Managed Assets of the Fund (which include assets attributable to leverage, including borrowings and the issuance of preferred stock), the Manager and the Subadviser have a financial incentive for the Fund to use reverse repurchase agreements and borrowings or to issue preferred shares, which may create a conflict of interest between the Manager and the Subadviser, on the one hand, and the holders of the Fund’s Common Shares, on the other hand.

For a discussion regarding the considerations of the Fund’s board of trustees for approving the Investment Management Agreement and the Subadvisory Agreement, please see the Fund’s semiannual report for the period ended [—], which will be available on or around [—].

Portfolio Management

The portfolio managers are primarily responsible for making day-to-day investment decisions for the Fund. Each of the persons listed below will serve as a portfolio manager beginning with the Fund’s inception. More information about each manager’s compensation, other accounts managed by each manager, and each manager’s ownership of securities in the Fund is included in the Statement of Additional Information.

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Portfolio Manager, Title	Length of Service	Past 5 Years’ Business Experience
Russell D. Morrison Portfolio Manager	Since inception	Managing Director of Babson Capital and Head of Global High Yield Investments Group at Babson Capital. Previously, Head of Babson Capital’s High Yield Investments Group. Prior to joining Babson Capital in June 2002, Senior Portfolio Manager in First Union Institutional Debt Management’s Portfolio Management Group; Vice President for First Union Securities. Over 22 years industry experience.

Zak Summerscale Portfolio Manager	Since inception	Managing Director of Babson Capital Europe and Babson Capital U.K., Chief Investment Officer of European High Yield of Babson Capital Europe. Member of the European High Yield Investment Committee. Prior to joining Babson Capital Europe in March 2001, Portfolio Manager for New Flag Asset Management.

Michael Freno Portfolio Manager	Since inception	Managing Director of Babson Capital and member of High Yield Investment Committee and Co-Portfolio Manager for the Global Loan Fund and Global Senior Secured Bond Fund. 12 years of industry experience.

Sean Feeley Portfolio Manager	Since inception	Managing Director of Babson Capital and member of the High Yield Investment Committee and Co-Head of High Yield Bond Total Return Funds and various high yield bond strategies at Babson Capital. Prior to joining Babson Capital in 2003, focused on project finance at Cigna Investment Management and leveraged finance at Credit Suisse. Over 23 years of industry experience.

Kam Tugnait Portfolio Manager	Since Inception	Managing Director of Babson Capital Europe and member of European High Yield Investment Committee. Prior to joining Babson Capital Europe, was Head of High Yield at Gartmore, ran the Gartmore High Yield Corporate Bond Fund and served as Head of High Yield at Standard Bank and the United Bank of Kuwait. Over 20 years of industry experience.

NET ASSET VALUE

The net asset value (“NAV”) of the Fund equals the total value of the Fund’s portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on

49

quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which market quotations are not readily available may be fair valued, pursuant to written policies adopted by the board of trustees, with reference to other securities or indexes, or otherwise valued at valued at fair value as determined in good faith by the board of trustees or persons acting at their direction. For example, a pricing service may recommend a fair value based on prices of comparable securities. Babson Capital generally uses pricing services to value most loans and other debt securities. Babson Capital may fair value loans or other securities pursuant to written policies adopted by the board of trustees if approved pricing services do not recommend a fair value for such loans or other securities or the fair value recommended is deemed unreliable.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.

The NAV of the Fund will be determined daily on any day that the New York Stock Exchange is open for trading, as of the close of regular trading on the New York Stock Exchange that day (normally 4:00 p.m., Eastern time) (the “NYSE Close”). Domestic debt securities or instruments and foreign securities or instruments are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the board of trustees, generally based upon recommendations provided by the Manager and the Subadviser. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund. The dividend rate that the Fund pays on its Common Shares will depend on a number of factors, including interest payable on reverse repurchase agreements and any outstanding borrowings and the expenses of any other leveraging transactions. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute substantially all of its net investment income. In addition, at least annually, the Fund may distribute to Common Shareholders their pro rata share of any available net capital gain, although the Fund may determine to retain some or all of the capital gains produced by the Fund. The initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the board of trustees may change the Fund’s dividend policy and the amount or timing

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of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income.

Distributions of investment income and of net realized short-term capital gains generally will be taxed to Common Shareholders at ordinary income rates. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) generally will be taxed to Common Shareholders as long-term capital gain. Fund distributions are generally not expected to constitute “qualified dividend income.” See “Tax Matters.”

Because the ultimate character of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until the end of the year, the Fund may make total distributions during the year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the year, which would result in a return of capital to Common Shareholders. For example, the Fund may distribute net short-term capital gains early in the year, but incur net capital losses (whether short- or long-term) later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s basis in his or her shares, with any amounts exceeding such basis treated as capital gain, assuming the shares are held as capital assets. See “Tax Matters.”

To permit the Fund to maintain a more stable monthly distribution, the Fund may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value. Unless a Common Shareholder elects to receive distributions in cash, all of such shareholder’s distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. Reinvestment has no effect on the tax treatment of a shareholder’s distributions. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by [—], as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s

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behalf) will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by [—], as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If Common Shares are trading at or above net asset value on the payment date, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If Common Shares are trading below net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from [—].

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DESCRIPTION OF CAPITAL STRUCTURE

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The Common Shares are expected to be authorized for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

The Fund’s net asset value will be reduced immediately following the offering by the amount of organization and offering expenses paid by the Fund and will not include the sales load paid by Common Shareholders. [[The Manager has agreed to pay (i) the amount by which the Fund’s offering costs (other than the sales load) exceed $[—] per share and (ii) all of the Fund’s organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $[—] per share.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in debt obligations have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Declaration limits the ability of the Fund to convert to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.”

Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Leverage” and the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund.”

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s trustees are divided

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into three classes. At each annual meeting of shareholders, the term of one class will expire and each trustee elected to that class will hold office for a term of three years. The classification of the board of trustees in this manner could delay for an additional year the replacement of a majority of the board of trustees. In addition, the Declaration provides that a trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such trustee, or (ii) by at least seventy-five percent (75%) of the remaining trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the board of trustees who qualify as “Continuing Trustees,” which term means a trustee who either (i) has been a member of the board of trustees for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the board of trustees by a majority of the Continuing Trustees then members of the board of trustees.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the board of trustees and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, issuance or transfer by the Fund of the Fund’s shares (except as may be pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, transfer or other disposition of all or substantially all of the Fund’s assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Statement of Additional Information for a more detailed summary of these provisions.

The trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund’s Bylaws.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction, and may, in certain circumstances, give rise to a conflict of interest between the Manager and/or the Subadviser, on the one hand, and the Common Shareholders, on the other hand. The board of trustees of the Fund has considered the

54

foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which are on file with the Securities and Exchange Commission.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s board of trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the board of trustees may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its board of trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund were to convert to an open-end company, the Common Shares would no longer be listed on the New York Stock Exchange and the Fund’s ability to have borrowings (other than bank borrowing) would be limited. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the board of trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the board of trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

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TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors, including foreign shareholders (as defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute substantially all of such income and gain each year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common shares owned by a shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’ gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund elects to use its taxable year instead), plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property taken into account after October 31 (unless the Fund elects to use its taxable year as

56

described above) are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Failure to qualify as a RIC would likely materially reduce the investment return to the Common Shareholders.

The Fund intends to make monthly distributions of net investment income. For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. (See “Dividend Reinvestment Plan” above.) A shareholder whose distributions are reinvested in Common Shares under the Plan generally will be treated as having received a dividend equal to either (i) if Newly Issued Common Shares are issued under the Plan, the fair market value of the Newly Issued Common Shares issued to the shareholder or (ii) if reinvestment is made through open-market purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case with reference to any capital loss carryforwards) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers.

Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2013. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as

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ordinary income. For taxable years beginning before January 1, 2013, the Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

For taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax is generally imposed on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale or exchange of Common Shares. Common Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund’s taxable year. For each calendar year, the Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions or other distributions, early in the following year.

Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Common Shareholders who sell or exchange their Common Shares will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged and the amount received. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially

58

identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

From time to time the Fund may make a tender offer for its Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the Common Shares; if isolated, any such risk is likely remote. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

The Fund’s repurchase of Common Shares on the open market similarly results in a percentage increase in the interests of remaining shareholders. In such a case, a selling shareholder would likely have no specific knowledge that he or she is selling his or her shares to the Fund. It is therefore less likely that shareholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.

The Fund may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund’s portfolio. If at the close of its taxable year, more than 50% of the value of the Fund’s total assets were to consist of securities of foreign corporations (including foreign governments), the Fund would be permitted to make an election under the Code that would allow Common Shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, Common Shareholders would include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A Common Shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund would be subject to certain limitations imposed by the Code, which could result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The Fund does not expect to be eligible to make this election.

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to Common Shareholders and increase the distributions taxed to Common Shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

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The Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts, structured notes and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders. Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s use of derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having “market discount” and/or “original issue discount” (“OID”) for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. If so, the Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to, among other things, liquidate other investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements and/or to avoid incurring Fund-level U.S. federal income or excise taxes. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

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Backup withholding is generally required with respect to taxable distributions paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

In general, dividends other than Capital Gain Dividends paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital Gain Dividends paid to foreign shareholders are generally not subject to withholding. Effective for taxable years of the Fund beginning before January 1, 2012, a the Fund is not required to withhold any amounts with respect to distributions of (i) U.S.- source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the Fund properly reports such distributions to shareholders.

The Hiring Incentives to Restore Employment Act generally imposes a new reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source interest or dividends. Very generally, subject to future guidance, it is possible that distributions to a Common Shareholder by the Fund after December 31, 2012 will be subject to the new 30% withholding requirements, unless the Common Shareholder provides certain information, certifications, or other documentation, as the Fund requires, to comply with the new rules. For more information, see the Statement of Additional Information.

UNDERWRITING

[[Subject to the terms and conditions of an underwriting agreement dated [—], 2012, the Underwriters named below, acting through [—] as lead manager and [—] as their representatives (individually a “Representative” and together the “Representatives”), have severally agreed to purchase, and the Fund has agreed to sell to such Underwriters, the number of Common Shares set forth opposite their respective names.]]

Underwriter	Number of Common Shares
[—]	[—	]

[—]	[—	]
[—]	[—	]
[—]	[—	]
[—]	[—	]

TOTAL	[—	]

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[[The underwriting agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares listed in the table above if any of the Common Shares are purchased.]]

[[Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Manager, the Subadviser and the Representatives.]]

[[The Underwriters propose initially to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $[—] per Common Share. The sales load the Fund will pay of $[—] per Common Share is equal to [—]% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $[—] per Common Share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. The Representatives have advised the Fund that the Underwriters do not intend to confirm any sales to accounts over which they exercise discretionary authority.]]

[[The Manager (and not the Fund) has also agreed to pay from its own assets a fee to [—] payable quarterly at the annual rate of [—]% of the Fund’s [[average daily total managed assets]]. In exchange for these fees, [—] has agreed to provide after-market shareholder support services to the Manager that are designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. This compensation will only be payable during the continuance of the advisory agreement between the Manager and the Fund. The total of all compensation to the Underwriters in connection with this offering of Common Shares, including the sales load, additional compensation and any expense reimbursement, will be limited to [—]% of the total price to the public of the Common Shares sold in this offering.]]

[[The Fund has granted the Underwriters an option to purchase up to [—] additional Common Shares at the public offering price, less the sales load, within 45 days after the date of this prospectus, solely to cover any over-allotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that Underwriter’s initial amount reflected in the table above.]]

[[The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their over-allotment option.]]

Total
	Per Share			Without Option			With Option
Public offering price	$	[—	]	$	[—	]	$	[—	]
Sales load	$	[—	]	$	[—	]	$	[—	]
Proceeds, before expenses, to the Fund	$	[—	]	$	[—	]	$	[—	]

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[[The expenses of the offering payable by the Fund will be no more than $[—] ($[—], assuming full exercise of over-allotment option), which represents $[—] per Common Share. The Manager has agreed to pay (i) the amount by which the Fund’s offering costs (other than the sales load) exceed $[—] per share and (ii) all of the Fund’s organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $[—] per share.]]

[[In the underwriting agreement, the Fund and the Manager have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make for any of those liabilities.]]

[[The Fund and the Manager have agreed not to offer or sell, directly or indirectly, any Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of [—], except for the sale of Common Shares to the Underwriters pursuant to the underwriting agreement and any sales pursuant to the dividend reimbursement plan.]]

[[The Common Shares are expected to be authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the ticker symbol “[—].” In order to meet the requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is [[100]] Common Shares ($[—]). A prospectus in electronic format may be made available on Internet websites maintained by one or more of the Underwriters. Other than the prospectus in electronic format, information in any other website maintained by any Underwriter is not part of this prospectus.]]

[[Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities, and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter.]]

[[[—] may distribute a prospectus electronically to certain of its customers. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.]]

[[The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A “stabilizing bid” is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A “covering transaction” is a bid for or purchase of the Common

63

Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A “penalty bid” is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a Representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time. These transactions may be effected on the New York Stock Exchange or otherwise.]]

[[The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.]]

Prior to the public offering of Common Shares, the Manager or an affiliate will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Additional Compensation to the Underwriters

[[The Manager has agreed to pay from its own assets a fee to [—] payable quarterly at the annual rate of [—]% of the Fund’s average daily total managed assets. In exchange for these fees, [—] has agreed to provide after-market shareholder support services to the Manager that are designed to maintain the visibility of the Fund on an ongoing basis and to provide to the Manager relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The amount of such fees to [—] will be limited such that the total amount of such fees, together with the sales load of $[—] per Common Share, will not exceed the applicable sales charge limits under the rules then in effect of the NASD (which [—] understands would currently limit such fees to [—]%) of the aggregate initial public offering price of the Common Shares offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments will be discounted at the annual rate of [—]% to the closing date of this offering. This compensation will only be payable during the continuance of the advisory agreement between the Manager and the Fund.]

[[The principal business address of [—] is [—].]]

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

The custodian of the assets of the Fund is [—]. The Custodian performs custodial, administrative and fund accounting services.

64

[—] also will serve as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the Underwriters by [—]. [—] may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

65

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds	3
Investment Objectives and Policies	3
Investment Restrictions	44
Management of the Fund	46
Investment Manager and Subadviser	53
Portfolio Transactions	58
Distributions	60
Description of Shares	61
Anti-Takeover and Other Provisions in the Declaration of Trust	61
Repurchase of Common Shares; Conversion to Open-End Fund	64
Tax Matters	65
Performance Related and Comparative Information	77
Custodian, Transfer Agent and Dividend Disbursement Agent	78
Independent Accountants	78
Counsel	78
Registration Statement	78
Report of Independent Accountants	80
Financial Statements	81
Appendix A – Proxy Voting Policy	A-1

66

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund’s investments may range in quality from securities or instruments rated in the lowest category to securities or instruments rated in the highest category (as rated by Moody’s, S&P, or Fitch or, if unrated, judged by Babson Capital or Babson Capital U.K. to be of comparable quality). The percentage of a Fund’s assets invested in securities or instruments in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities or instruments:

High Quality Debt Securities or Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Babson Capital or Babson Capital U.K.

Investment Grade Debt Securities or Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Babson Capital or Babson Capital U.K.

Below Investment Grade, High Yield Securities or Instruments or (“Junk Bonds”) are those rated below investment-grade by at least one credit rating agency (below Baa3 by Moody’s, or below BBB- by one of either S&P or Fitch) and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s, S&P’s, or Fitch’s rating categories applicable to debt securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

PRIME-2: Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

PRIME-3: Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations. Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

NOT PRIME: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.

A brief description of the applicable Fitch ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

D: Default. Indicates the default of a short-term obligation.

“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “B,” or to short-term ratings other than “F1.”

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

[—] Shares

Babson Capital Global Short Duration High Yield Fund

Common Shares

PROSPECTUS

[—], 2012

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION – DATED [—], 2012

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

STATEMENT OF ADDITIONAL INFORMATION

[—], 2012

Babson Capital Global Short Duration High Yield Fund (the “Fund”) is a newly organized, non-diversified closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated [—], 2012 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling [—]. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (“SEC”). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated [—], 2012.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares of the Fund will be approximately $ [—] (or $[—] if the Underwriters exercise the over-allotment option in full) after payment of offering costs.

[[Babson Capital Management LLC (the “Manager”), the Fund’s investment manager, has agreed to pay (i) the amount by which the Fund’s offering costs (other than the sales load) exceed $[—] per share and (ii) all of the Fund’s organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $[—] per share.]]

Pending investment in debt instruments that meet the Fund’s investment objectives and policies, it is anticipated that the net proceeds of the offering will be invested in cash and cash equivalents.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.

As described under “The Fund’s Investment Objectives and Strategies” in the Prospectus, under normal market conditions, the Fund seeks to achieve its investment objectives by investing opportunistically in a diverse portfolio of short duration North American and non-North American (primarily Western European) bonds and loans, principally of below investment grade quality (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or below BBB- by either Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but judged by the Manager or Babson Capital Global Advisors Limited (the “Subadviser” or “Babson Capital U.K.”, together with the Manager, “Babson Capital”) to be of comparable quality). As used herein, “high yield” instruments are instruments that are rated below investment grade or unrated but judged by the Manager or Subadviser to be of comparable quality.

High Yield Securities

Investments in high yield securities and instruments generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities and instruments are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities and instruments in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities and instruments may be more complex than for issuers of higher quality securities.

High yield securities and instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities and instruments defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities and instruments structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. Babson Capital seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield securities and instruments are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security or instrument, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities and instruments, especially in a thinly-traded market. When secondary markets for high yield securities and instruments are less liquid than the market for investment grade securities, it may be more difficult to value the securities or instruments because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Manager’s and the Subadviser’s research and analysis when investing in high yield securities and instruments. Babson Capital seeks to minimize the risks of investing through in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of the ratings of securities by Moody’s, S&P and Fitch is set forth in Appendix A to the Prospectus. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities and instruments can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities and instruments. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security or instrument was last rated. Babson Capital does not rely solely on credit ratings when selecting securities and instruments for the Fund, and develops its own independent analysis of issuer credit quality.

The Fund’s credit quality policies apply only at the time a security or instrument is purchased, and the Fund is not required to dispose of a security or instrument in the event that a credit rating agency, the Manager or the Subadviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security or instrument, Babson Capital may consider such factors as Babson Capital’s assessment of the credit quality of the issuer of such security or instrument, the price at which such security could be sold and the rating, if any, assigned to such security or instrument by other rating agencies.

However, analysis of creditworthiness may be more complex for issuers of high yield securities and instruments than for issuers of higher quality debt securities.

Bank Loans, Loan Participations and Assignments

The Fund invests in fixed- and floating-rate loans issued by banks and other unaffiliated entities, which investments generally will be issued directly by the borrower or be in the form of loan participation or assignment purchased from banks and other financial institutions and institutional investments. The loans in which the Fund intends to invest may include, but are not limited to, secured loans that are senior (“first lien”) or subordinated (“second lien”) loans, and unsecured loans. Loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a first or second lien loan. The collateral securing a first or second lien loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some first or second lien loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of first or second lien loans, including, in certain circumstances, invalidating such loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

First Lien Loans. First lien loans hold a senior position in the capital structure of a borrower. For first lien loans, borrowers are typically corporations, partnerships and other business entities that operate in various industries and geographical regions, including foreign borrowers. First lien loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The capital structure of a borrower may include first lien loan loans, senior and junior subordinated debt, preferred stock and common stock issued by the borrower, typically in descending order of seniority with respect to claims on the borrower’s asset. The proceeds of first lien loan loans primarily are used to finance highly leveraged transactions including leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and internal growth and for other corporate purposes.

First lien loans in which the Fund will invest generally pay interest at rates, which are redetermined periodically by reference to a base lending rate, plus a premium. First lien loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As floating rate loans, the frequency of how often a loan resets its interest rate will impact how closely such loans track current short term market interest rates. The first lien loans held by the Fund typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in first lien loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in first lien loans should decrease. The Fund may utilize derivative instruments to shorten the effective interest rate redetermination period of first lien loans in its portfolio. First lien loans typically have a stated term of between one and ten years. In the experience of the Manager over the last decade, however, the average life of first lien loans has been two to four years because of prepayments.

Second Lien Loans and Other Debt Securities. The Fund may invest in loans and other debt securities that have the same characteristics as first lien loans except that such loans are second in lien priority rather than first. Such second lien loans and securities bonds typically have adjustable floating rate interest payments. Accordingly, the risks associated with such securities are higher than the risks of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible, that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Unsecured Loans. The Fund may invest in unsecured loans, both floating and fixed rate. Unsecured loans are subject to substantially similar risks attributable to secured loans. Issuer risk is more pronounced in unsecured loans since the Fund will not have recourse to recoup its investment against collateral securing the loan.

Unsecured loans, first lien loans and second lien loans are subject to prepayments which shorten the loans’ weighted average maturities and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in market value, that is changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

Structure of First Lien Loans

A first lien loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the first lien loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

First lien loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a first lien loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the first lien loan (the “Loan Agreement”). The Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a first lien loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the first lien loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Loan Collateral. In order to borrow money pursuant to a first lien loan or second lien loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of first lien loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a first lien loan or second lien loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a first lien loan or second lien loan.

Certain Fees Paid to the Fund. In the process of buying, selling and holding first lien loans or second lien loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a first lien loan it may receive a facility fee and when it sells a first lien loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a first lien loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a first lien loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant that is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower to monitor the borrower’s compliance with covenants may involve a risk of fraud by the borrower. In the case of a loan in the form of Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical first lien loan or second lien loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the first lien loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the loan usually does, but is often not obligated to, notify holders of loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of first lien loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a first lien loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

Prepayments. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among other factors. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund’s performance because the Fund typically is able to reinvest prepayments in other loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund’s yield.

Other Information Regarding Loans. From time to time Babson Capital and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as Agents for loans held by the Fund.

The Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the loan to be undercollateralized or unsecured. In most credit agreements, there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in loans guaranteed by, or secured by assets of, shareholders or owners, even if the loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a loan. On occasions when such stock cannot be pledged, the loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of loans and, indirectly, loans themselves.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the secured loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For secured loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the secured loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount that left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the secured loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the secured loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a loan. The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a loan, issued in connection with the debt restructuring or reorganization of a borrower, if such acquisition, in the judgment of Babson Capital, may enhance the value of a loan or if such acquisition would otherwise be consistent with the Fund’s investment policies including its policy of generally only investing in U.S.-dollar denominated securities.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the board of trustees of the Fund (the “Board of Trustees”), in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Participation interests in revolving credit facilities will be subject to the limitations discussed in “—Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Variable and Floating Rate Securities

The Fund may invest in variable and floating rate securities, which provide for periodic adjustments in the interest rate paid on the obligations. The terms of variable rate securities generally provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate security is variable and is tied to another interest rate, such as a bond index or Treasury bill rate. The interest rate on a floating rate security resets periodically, typically every 30, 60 or 90 days. While, because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, the value of the Fund’s floating rate securities may decline as interest rates rise because the

Fund will continue to earn interest at the previously-established rate until the interest rate for each security resets.

The Fund may also engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Foreign (Non-U.S.) Securities

Under normal market conditions, the Fund may invest up to 50% of its Managed Assets (as defined in the Prospectus) in bonds and loans issued by foreign corporate or government issuers. Such foreign securities may be U.S. currency denominated or foreign currency denominated.

The Fund invests in debt obligations of foreign issuers, including foreign corporate issuers, such as foreign banks (see “—Bank Obligations” above), and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national government entities. The Fund may also invest in debt instruments denominated in U.S. dollars or foreign currencies (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest in securities of issuers located in developed countries (regardless of the currency in which such investments are denominated) and of issuers located in “emerging market” countries.

The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting; auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal income tax purposes and avoid an entity-level tax.

Foreign Currency Transactions

The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “—Derivative Instruments” below), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation of assets of the Fund determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When the Manager or the Subadviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Direct Hedge. If the Manager or the Subadviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Manager or the Subadviser believes that the Fund can benefit from price appreciation in a given country’s debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. The Manager or the Subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield.

Tax Consequences of Hedging. Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWsSM”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Preferred Stocks

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (PIKs) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. To the extent those instruments do not amortize principal, at maturity, repayment may also be dependent on the ability of the borrower to refinance the face amount of the debt. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to maintain its eligibility for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid an entity-level tax, an investment company, such as the Fund, must distribute each year all of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the

Fund to sell securities at such time. Under certain market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Derivative Instruments

In pursuing its investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate, index, or other futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging or risk management purposes or as part of its overall investment strategy in an attempt to increase return. The Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of swaps, options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund’s investment objectives. The Fund may invest in derivatives without limit for hedging or investment-related purposes.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or the Subadviser to forecast interest rates and other economic factors correctly. If the Manager or the Subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Manager or the Subadviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

Options on Securities, Swap Agreements and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on

NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees, in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon (“futures options”). The Fund may also purchase and sell futures contracts on debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund may close open positions on the futures exchanges on which index futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which index futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its clearing broker a specified amount of assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Straddles of Futures. The Fund may write straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In these cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the Fund segregates the difference in liquid assets).

When selling a call option on a futures contract, the Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Tax Matters.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful.

The Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund. The Fund may additionally enter into forward contracts to protect against anticipated changes in future foreign currency exchange rates. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund may also use related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

Unlike futures contracts, forward contracts:

(i)	do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

(ii)	are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts, which are traded only on exchanges regulated by the Commodity Futures Trading Commission;

(iii)	do not require an initial margin deposit; and

(iv)	may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Certain Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986 (the “Code”). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See “Tax Matters.”

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars in connection with its leveraging strategies. See “—Certain Interest Rate Transactions” below and “The Fund’s Investment Objectives and Strategies—Certain Interest Rate Transactions” in the Prospectus. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund, except with regard to credit default swaps, as described below, may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Manager’s or the Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA.

Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Common Shares as a result of the Fund’s investments and capital structure, and may also use these instruments for other hedging purposes.

Credit Default Swaps

The Fund may enter into credit default swap contracts to hedge exposure to particular issuers. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. Purchasing credit default swaps would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

Total Return Swaps

The Fund may enter into total return swaps in order to add leverage to the portfolio. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying assets, which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying assets.

Structured Notes and Other Hybrid Instruments

The Fund may invest in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced indexes or other assets. Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Fund may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes, such as to reduce the interest rate sensitivity of the Fund’s portfolio (and thereby decrease the Fund’s exposure to interest rate risk). Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

The Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Subject to the Fund’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry or group of industries, the Fund may invest without limit in obligations of foreign banks denominated in U.S. or foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “—Foreign (Non-U.S.) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objectives and policies, including unrated commercial paper for which the Manager or the Subadviser has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody’s, S&P and Fitch to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements and economically similar transactions in order to add leverage to the portfolio or for hedging or cash management purposes. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may (but is not required to) segregate assets determined to be liquid by the Manager or the Subadviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund’s total assets.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Babson Capital will monitor the creditworthiness of the counter parties.

Common Stocks

The Fund may invest in equity securities incident to the purchase or ownership of a loan or debt instrument (including equity securities obtained as a result of a workout or reorganization of an issuer of which the Fund held debt securities). The Fund may hold or have exposure to common stocks of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Because the Fund may have exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Other Investment Companies

The Fund may invest in securities of other closed- or open-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive equity securities available in the market, or when the Manager or the Subadviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Manager or the Subadviser or their affiliates to the extent permitted by applicable law. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders therefore would be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Manager or the Subadviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in equity securities. In addition, the securities of other investment companies may be leveraged and may therefore be subject to the same leverage risks described herein. As described in the section entitled “Leverage,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Securities Lending

Subject to the Fund’s “Investment Restrictions” listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager or the Subadviser to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest cash collateral received or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Leverage

Initially, the Fund intends, subject to favorable market conditions, to add leverage to its portfolio, such that the leverage obtained represents approximately20% of the Fund’s total assets

(including the assets obtained through leverage). The Fund may obtain leverage through borrowings, such as through bank loans or commercial paper or other credit facilities, the issuance of preferred shares, through reverse repurchase agreements, through derivatives, including total return swap contracts, or other means. However, the Fund will limit its use of leverage such that the proceeds therefrom to the Fund will not exceed 33 1/3% of the Fund’s total assets (including the assets obtained through the use of such instruments) at the time used. The 1940 Act, and the rules promulgated thereunder generally limit the extent to which the Fund may use uncovered reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total assets at the time used. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risks—Leverage Risk” in the Prospectus.

There can be no assurance that the Fund will use leverage. If used, there can be no assurance that the Fund’s leveraging strategies will be successful. See “Risks—Leverage Risk” in the Prospectus. The net proceeds the Fund obtains from its use leverage will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the loans, debt securities and other investments purchased by the Fund exceeds the costs of such leverage to the Fund, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, the excess will be used to pay higher dividends to the holders of the Common Shares (collectively, the “Common Shareholders”) than if the Fund were not so leveraged.

The Fund may borrow from banks, other financial institutions or conduit facilities or through reverse repurchase agreements or other transactions involving indebtedness. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. See “The Fund’s Investment Objectives and Policies – Portfolio Contents and Other Information – Reverse Repurchase Agreements” in the Fund’s Prospectus.

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage.

The Fund has no current intention to issue preferred shares. However, if at some future time there are any preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

As described in the Prospectus, the Fund may also enter into transactions that may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, derivatives and when-issued, delayed delivery or forward commitment transactions. To mitigate leverage risk from such transactions, the Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, to the extent that, immediately after entering into such a transaction, the Fund’s future commitments that it has not segregated liquid assets against or otherwise covered, would exceed 33 1/3% of the Fund’s total assets. See “The Fund’s Investment Objectives and Strategies—Portfolio Contents and Other Information” and “Leverage” in the Prospectus.

As described above, the Fund will, under certain circumstances, cover its commitment under these instruments by the segregation of assets determined to be liquid by the Manager or the Subadviser in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment, or by entering into offsetting transactions or owning positions covering its obligations. Such procedures adopted by the Trustees are based upon published guidance of the staff of the SEC with respect to segregation and coverage. In such cases, the instruments will not be considered “senior securities” under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that any use of repurchase agreements, borrowings or other forms of leverage (such as a future issuance of preferred shares or the use of derivatives strategies) will result in a higher yield on the Common Shares. Once leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Risks—Leverage Risk” in the Fund’s Prospectus. In addition, fees and expenses of repurchase agreements and borrowings, a future issuance of preferred shares and other forms of leverage borne by the Fund are borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will result in a reduction of the net asset value of the Common Shares.

Because the fees received by the Manager and the Subadviser are based on the total managed assets of the Fund (including assets attributable to leverage), the Manager and the Subadviser have a financial incentive for the Fund to use reverse repurchase agreements and borrowings or to issue preferred shares, which may create a conflict of interest between the Manager and the Subadviser, on the one hand, and the Common Shareholders, on the other hand.

The board of trustees of the Fund will generally oversee the use by the Manager or Subadviser of leverage for the Fund.

Non-Diversification

The Fund is a “non-diversified” investment company in that it may invest a greater percentage of its assets in the securities of a single issuer than may investment companies that are “diversified.” See “Risks––Issuer Non-Diversification Risk” in the Fund’s Prospectus. Subject to the availability of suitable investment opportunities, Babson Capital will attempt to have the Fund invested broadly in order to minimize the Fund’s sensitivity to credit, currency and other risks associated with a particular geographic region, industry or sector, or to the effect of a single economic, political or regulatory occurrence. To avoid concentrating its investments in a particular industry or group of industries, the Fund will not invest more than 25% of its total assets in any single “industry” or “group of industries” as those terms are used in the 1940 Act.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes or other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of convertible securities may tend to cushion the securities against declines in the price of the underlying asset. However, the income component of convertible securities will typically cause fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. See “—High Yield Securities” above.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

Corporate Bonds

The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are perpetual in nature in that they have no maturity date; to the extent that these perpetual bonds have fixed interest rates, they may have heightened sensitivity to changes in interest rates.

The Fund’s investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, smaller company risk and management risk.

Debtor-In-Possession Financing

The Fund may invest in debtor-in-possession or super senior financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund’s only recourse will be against the property securing the DIP financing.

Event-Linked Bonds

The Fund may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

Illiquid Securities

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Initial Public Offerings

The Fund may purchase securities in initial public offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in

IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account (including the Fund) may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, if the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Investments in Equity Securities

The Fund may hold or have exposure to equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Because the Fund may have exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by the Fund. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

Loan Participations and Assignments

The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s market price, net asset value and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry or group of industries (see “Investment Restrictions”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations may require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or the Subadviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, many loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness continues to develop, the liquidity of these instruments is expected to continue to improve. Investments in loan participations, whether purchased at origination or as a member of the loan syndicate or in the secondary market, are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on Babson Capital’s research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

Mortgage Dollar Rolls

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings.

Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the

Manager or the Subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Manager or the Subadviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

A change in the securities held by the Fund is known as “portfolio turnover.” Babson Capital manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. Investments in REITs may result in the duplication and layering of fees for Common Shareholder of the Fund.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than larger capitalization stocks.

Rule 144A Securities

The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”) (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act.

Short-Term Investments / Temporary Defensive Strategies

Upon the Manager’s or the Subadviser’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in investment grade debt securities, including high quality, short-term debt instruments. Such investments may prevent the Fund from achieving its investment objectives.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “—Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Warrants to Purchase Securities

The Fund may invest in warrants to purchase debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares voting together as a single class:

(1) Concentrate its investments in a particular “industry” or “group of industries” as those terms are used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund would be deemed to “concentrate” in a particular industry or group of industries if it invested 25% or more of its total assets in that industry or group of industries. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

(2) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction will not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4) Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5) Make loans, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the borrowing, is at least 300% of such principal amount.

Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors’ and qualifying shares.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Manager or the Subadviser to be of comparable quality), or change in the percentage of the Fund’s total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until the Manager or the Subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, the Manager or the Subadviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher or lower of the several assigned ratings.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to Common shares of the Fund, means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent the Fund covers its commitment under a reverse repurchase agreement or derivative instrument by the segregation of assets determined by the Manager or the Subadviser to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Trustees (the trustees on the Board of Trustees are herein referred to as the “Trustees”). Subject to the provisions of the Fund’s Agreement and Declaration of Trust (the “Declaration”), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 201 South College Street, Suite 2400, Charlotte, NC 28244.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
[—] Age	Trustee	[—]	[—]	[—]	[—]

[—] Age	Trustee	[—]	[—]	[—]	[—]

Interested Trustees

Currently, [—] Trustees are treated as “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

Name, Address and Age	Position Held with Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
[—][1] Age	[Trustee and Chairman]	[—]	[—]	[—]	[—]

[1]	[—] is classified as an “interested person” of the Fund, the Manager and Babson Capital U.K. (as defined in the 1940 Act) because of his position as [—].

In accordance with the Fund’s staggered board (see “Anti-Takeover and Other Provisions in the Declaration of Trust”), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders.

Officers

Name, Address and Age	Position With The Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years
[—] Age	[[President]]	[—]	[—]

[—] Age	[[Vice President]]	[—]	[—]

[—] Age	[[Vice President and Chief Financial Officer]]	[—]	[—]

[—] Age	[[Vice President, Secretary and Chief Legal Officer]]	[—]	[—]

[—] Age	[[Treasurer]]	[—]	[—]

[—] Age	[[Comptroller]]	[—]	[—]

[—] Age	[[Chief Compliance Officer]]	[—]	[—]

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Fund
[—]	[—]
[—]	[—]
[—]	[—]
[—]	[—]

[[Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees. The role of the Board of the Trustees (the “Board”) and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Manager, the Subadviser, administrator, custodian and transfer agent, each of which is discussed in greater detail in the Prospectus or in this Statement of Additional Information. [The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations.] The Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are generally provided as part of formal in-person Board meetings which are typically held quarterly and involve the Board’s review of, among other items, recent Fund operations. The Fund’s management also provides periodic updates between meetings.

Board Structure and Leadership. The Board consists of [—] Trustees, [—] of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Chairman of the Board, [—], [also serves as the Manager’s [—], and as such he participates in the oversight of the Fund’s day-to-day operations.] [—] is an Interested Trustee because of his position with the Manager. As noted above, the Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. The Board also has an Audit Oversight Committee and a Nominating Committee, each of which is comprised exclusively of all of the Independent Trustees.

[The Fund does not have a lead Independent Trustee.] However, because much of the Board’s work is done at the Board (rather than the Committee) level, and because all of the Independent Trustees are members of the Audit Oversight Committee, each Trustee participates in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the relatively small number of funds in the complex, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure[, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees,] is appropriate given its specific characteristics. These characteristics include: (i) [Babson Capital’s role in the operation of the Funds’ business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Fund; and (iv) [—]’s additional role with the Manager, which enhances the Board’s understanding of the operations of the Manager and of the Funds.]]

Audit Oversight Committee. The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all significant services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund, the Manager, the Subadviser and the possible effect of those services on the independence of those accountants. [—] and [—] (Chair) and [—], each of whom is an Independent Trustee, serve on this committee.

Nominating Committee. The Nominating Committee is responsible for reviewing and recommending qualified candidates for Independent Trustee to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders in the same manner as it evaluates candidates recommended by other sources. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. [—] (Chair) and [—], [—] and [—], each of whom is an Independent Trustee, serve on this committee.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on other boards of directors (including boards of other investment companies); and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of [—], 2011:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
[—]	[—]	[—]

For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of [—], 2011:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
[—]	[—]	[—]	[—]	[—]	[—]

As of [—], 2012 the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

As of [—], 2012 the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund’s outstanding shares as of such date.

Shareholder	Number of Common Shares	Percentage of the Fund’s outstanding shares as of [—]
[—]	[—]	[—]

Compensation

Pursuant to the Investment Management Agreement between the Fund and the Manager, the Manager will pay the compensation and expenses of [the Fund’s officers and of all Trustees of the Fund who are officers or employees of the Manager, with the exception of [—] whose compensation and expenses will be paid by Massachusetts Mutual Life Insurance Company (“MassMutual”)]. [[Pursuant to the Subadvisory Agreement between the Manager and Babson Capital U.K., Babson Capital U.K. will pay the compensation and expenses of [the Fund’s officers and of all Trustees of the Fund who are officers or employees of Babson Capital U.K.]]]

Trustees who are not affiliated with MassMutual, the Manager or Babson Capital U.K. will receive fees of $ [—] for each Trustees’ meeting which they attend and annual Trustees’ fees of $ [—] (or, in the alternative, $ [—] for each meeting conducted by telephone conference call. Members of the Audit Oversight Committee and Nominating Committee will receive an additional fee of $[—] per meeting attended, including meetings conducted by telephone. The Audit Oversight Committee Chairman will receive an additional annual fee of $ [—] for his services as chairman of the Audit Oversight Committee.

It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending [—], 2012. [For the calendar year ended December 31, 2011, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the “Fund Complex.”] [[Each of the Independent Trustees also serves as a Trustee of at least [—] other closed-end investment companies, [—], managed by the Manager/Babson Capital U.K.]] (The Fund, [—] are collectively referred to in the table below as the “Fund Complex”). The Trustees do not receive pension or retirement benefits.

Name of Trustee	Estimated Annual Compensation from the Fund for the Fiscal year Ending December 31, 2012	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2011*
[—]	[—]	[—]
[—]	[—]	[—]
[—]	[—]	[—]
[—]	[—]	[—]
[—]	[—]	[—]
[—]	[—]	[—]

*	Includes actual compensation from funds in complex in 2011, as well as 2012 estimated compensation from the Fund. (The Fund, [—] and [—] are collectively referred to in the table as “Fund Complex”.)

The Fund has no employees. Its officers are compensated by the Manager or the Subadviser. However, the Fund is responsible for paying the compensation of the Chief Compliance Officer of the Fund, unless the Manager or the Subadviser agree to do so. [At present, the Fund’s Chief Compliance Officer is an employee of the Manager who is paid by the Manager.]

Codes of Ethics

The Fund, the Manager and the Subadviser have each adopted a code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Manager and the Subadviser, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or the Subadviser, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his or her designee and to report certain transactions on a regular basis. The Fund, the Manager and the Subadviser have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

INVESTMENT MANAGER AND SUBADVISER

Investment Manager

The Manager serves as investment adviser to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between it and the Fund. The Manager is a wholly-owned subsidiary of MM Asset Management Holding LLC, an indirect majority-owned subsidiary of MassMutual.

The Manager, an SEC-registered investment adviser since 1940, has over $142 billion in assets in assets under management as of March 31, 2012, and provides investment management services to registered investment companies, unregistered investment companies, and institutional investors (such as insurance companies, pension plans, endowments and foundations).

The Manager is a Delaware limited liability company and MM Asset Management Holding LLC is the direct owner of 100% of the voting shares of the Manager. MassMutual indirectly owns a [majority] of the voting shares of MM Asset Management Holding LLC. MassMutual and MM Asset Management Holding LLC are each located at 1295 State Street, Springfield, Massachusetts, 01111. The Manager is located at 201 South College Street, Suite 2400, Charlotte, NC 28244. The Manager has additional offices in Boston, Springfield, Chicago, Dallas, Hartford, Newport Beach, New York, and Washington D.C., and Babson Capital U.K. is headquartered in London.

The Manager employs approximately 890 individuals, including over 300 investment professionals. The Manager’s roots trace back to two separate investment operations: David L. Babson & Company Inc., an equity investment manager established in 1940, and the Investment Management Division of MassMutual, founded in 1851. MassMutual acquired David L. Babson & Company Inc. in 1995 and spun off its Investment Management Division into Babson in 2000. Effective July 1, 2004, David L. Babson & Company Inc. converted from a corporation to a single-member limited liability company and changed its name to Babson Capital Management LLC.

Subadviser

Babson Capital U.K. will serve as the Fund’s subadviser responsible for managing the Fund’s European investments pursuant to a subadvisory agreement between the Manager and the

Subadviser (the “Subadvisory Agreement”). From time to time, the Manager may delegate to Babson Capital U.K. responsibility for managing the Fund’s investments in other non-North American countries.

Babson Capital U.K. is a newly formed investment adviser registered with the SEC in the United States and the Financial Services Authority in the United Kingdom whose principal offices are located at 61 Aldwych, London, United Kingdom WC2B 4AE. Babson Capital U.K. is an indirect, wholly-owned subsidiary of Babson Capital Europe Limited (“Babson Capital Europe”), which in turn is an indirect, wholly-owned subsidiary of the Manager. Originally organized in 2000 as Duke Street Capital Debt Management, Limited, Babson Capital Europe provides investment advisory services to private accounts of institutional and family office clients. As of March 31, 2012, Babson Capital Europe had approximately €5.8 billion in assets under management.

Portfolio Managers

Other Accounts Managed. Babson Capital’s portfolio managers are typically responsible for the day-to-day management of multiple Manager and Subadviser advisory accounts, including, among others, closed-end and open-end investment companies, as well as separate accounts for institutional clients (including foundations, endowments, pension funds and trusts).

The Portfolio Managers of the Fund also manage other accounts at [—], 2012, the number and assets of which are identified below.

Portfolio Manager	Account Category	Total Number of Accounts	Approximate Total Asset Size (in millions)	With Performance- Based Advisory Fee	Approximate Asset Size of Performance Based Advisory Fee Accounts
Russell D. Morrison	Registered Investment Companies	[—]	[—]	[—]	[—]
	Other Pooled Investment Vehicles	[—]	[—]	[—]	[—]
	Other Accounts	[—]	[—]	[—]	[—]
Zak Summerscale	Registered Investment Companies	[—]	[—]	[—]	[—]
	Other Pooled Investment Vehicles	[—]	[—]	[—]	[—]
	Other Accounts	[—]	[—]	[—]	[—]
Michael Freno	Registered Investment Companies	[—]	[—]	[—]	[—]
	Other Pooled Investment Vehicles	[—]	[—]	[—]	[—]
	Other Accounts	[—]	[—]	[—]	[—]
Sean Feeley	Registered Investment Companies	[—]	[—]	[—]	[—]
	Other Pooled Investment Vehicles	[—]	[—]	[—]	[—]
	Other Accounts	[—]	[—]	[—]	[—]
Kam Tugnait	Registered Investment Companies	[—]	[—]	[—]	[—]
	Other Pooled Investment Vehicles	[—]	[—]	[—]	[—]
	Other Accounts	[—]	[—]	[—]	[—]

Material Conflicts of Interest. The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, the Manager, the Subadviser and/or their respective affiliates has an investment in one or much of such accounts or an interest in the performance of such accounts. The Manager and the Subadviser have identified (and summarized below) areas where material conflicts of interest are most likely to arise and have adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio managers, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio managers may have an incentive to treat an account preferentially as compared to the Fund because the account pays the Manager or the Subadviser a performance-based fee or the portfolio manager, the Manager, the Subadviser or an affiliate has an interest in the account. The Manager and the Subadviser have adopted investment allocation policies and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, the Manager, the Subadviser or an affiliate, whether the account is public, private, proprietary or third party.

Potential material conflicts of interest may also arise related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. The portfolio managers will have information about the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information for their personal advantage or the advantage of other accounts they manage or the possible detriment of the Fund. For example, a portfolio manager could front run a fund’s trade or short sell a security for an account immediately prior to the Fund’s sale of that security. To address these conflicts, the Manager and the Subadviser have adopted policies and procedures governing employees’ personal securities transactions, the use of short sales, and trading between the Fund and other accounts managed by the portfolio managers or accounts owned by the Manager, the Subadviser or their respective affiliates.

With respect to securities transactions for the Fund, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client’s transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. The Manager and the Subadviser have policies and procedures that address best execution and directed brokerage.

The portfolio managers may also face other potential conflicts of interest in managing the Fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation. The compensation package for portfolio managers is comprised of base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the portfolio manager relative to appropriate benchmarks, including, with respect to the Fund, to the [— Index], and external comparable high yield fund peer groups. Performance of the Fund, like other accounts the portfolio managers manage, is evaluated on a pre-tax basis, and is reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the growth of assets under management, and the overall success of Babson Capital. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital. Long-term incentives may take the form of deferred cash awards, phantom equity awards in the Manager or the Subadviser (e.g., deferred cash awards that provide a portfolio manager with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award that results in the manager receiving amounts based on the amount of the performance fee paid by such fund (a “performance fee award”). These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the portfolio managers are generally responsible for multiple accounts (including the Fund), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

Ownership of Securities. At the present time, Russell D. Morrison, Zak Summerscale, Michael Freno, Sean Feeley and Kam Tugnait [do not] directly or indirectly own any shares of the Fund.

Certain Terms of the Investment Management Agreement and Sub-Advisory Agreement

Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund’s investment objectives, policies and restrictions.

The Manager, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund.

Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund affiliated with the Manager or MassMutual, subject to the Chief Compliance Officer exception discussed above. As indicated under “Portfolio Transactions and Brokerage—Brokerage and Research Services,” the Fund’s portfolio transactions may be placed with broker-dealers which furnish the Manager, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a quarterly basis, at the annual rate of [—]% of the Fund’s average daily total managed assets for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage). All fees and expenses are accrued daily and deducted before payment of dividends to investors.

[Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not affiliated with the Manager or MassMutual, interest charges, taxes, brokerage commissions, fees and disbursements of transfer agents, dividend distribution agents, registrars, independent auditors, depositories of its assets, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, accounting and certain administrative expenses, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation. The Fund will also pay the fees and expenses of independent advisers, independent contractors, consultants, managers and others employed by the Fund other than those affiliated with the Manager.]

[The Investment Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons” of the Manager or the Fund). The Investment Management Agreement will continue in force with respect to the Fund for two years from its date, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. The Investment Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days’ notice by the Manager to the Fund or by the Fund to the Manager.]

The Investment Management Agreement provides that the Manager will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Investment Management Agreement also provides that the Trust’s right to use the “MassMutual” name is subject to the Manager’s ongoing permission to use the name.

Under the terms of the terms of the Subadvisory Agreement, the Subadviser has full investment discretion and makes all determinations with respect to the Fund’s European investments, subject to the supervision of the Manager. From time to time, the Manager may delegate to Babson Capital U.K. responsibility for managing the Fund’s investments in other non-North American countries.

The Manager (and not the Fund) will pay a portion of the fees it receives to the Subadviser in return for the Subadviser’s services.

[The Subadvisory Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons” of the Manager or the Subadviser). The Subadvisory Agreement will continue in force with respect to the Fund for two years from its date, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager, the Subadviser or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. The Subadvisory Agreement automatically terminates on assignment. The Subadvisory Agreement may be terminated on not less than 60 days’ notice by the Subadviser to the Manager or by the Fund or the Manager to the Subadviser.]

[The Subadvisory Agreement provides that the Subadviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.]

Proxy Voting Policies

The Fund and its Board of Trustees have delegated to Babson Capital responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the Manager’s and the Subadviser’s respective proxy voting policies and procedures. Copies of the proxy voting policies and procedures to be followed by the Manager and the Subadviser on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, are attached hereto as Appendix A (“Proxy Voting Policies”). Information regarding how the Fund votes proxies related to portfolio securities during the most recent 12-month period will be made available without charge at the Fund’s website at [—] or on the website of the Securities and Exchange Commission at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage and Research Services

Purchases and sales of securities on a securities exchange are effected by brokers, and when the Fund purchases or sells securities on a securities exchange it will pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Babson Capital attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, Babson Capital may cause the Fund to pay a broker-dealer that provides brokerage and research services to Babson Capital an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if Babson Capital determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager’s or the Subadviser’s overall responsibilities to the Fund and to their other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of Babson Capital’s clients and not solely or necessarily for the benefit of the Fund. Babson Capital attempts to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by Babson Capital as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Fund pays to the Manager will not be reduced as a consequence of Babson Capital’s receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to Babson Capital in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to Babson Capital in carrying out its obligations to the Fund.

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of Babson Capital to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund and for the other investment advisory clients of Babson Capital are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by Babson Capital. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by Babson Capital is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by Babson Capital. Babson Capital may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which Babson Capital believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

DISTRIBUTIONS

As described in the Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund may distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund’s monthly net income due to fluctuations in investment income or expenses. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

DESCRIPTION OF SHARES

Common Shares

The Fund’s Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust—Shareholder Liability” below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The Common Shares are expected to be authorized for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in below investment-grade debt obligations have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares by the organization and offering expenses paid by the Fund and will not include the sales load paid by Common Shareholders. To the extent that the Fund engages in borrowings or related leverage, the Common Shareholders will bear the costs associated with such borrowings or leverage. The costs associated with such leverage or borrowings will dilute the net asset value of the Common Shares. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund’s net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Common Shares; Conversion to Open-End Fund” and the Prospectus under “Leverage” and “Description of Capital Structure—Common Shares.”

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, and may, in certain circumstances, give rise to a conflict of interest between the Manager and/or the Subadviser, on the one hand, and the Common Shareholders, on the other hand.

The Fund’s Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any series or class of shares of the Fund.

Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Repurchase of Common Shares; Conversion to Open-End Fund” below.

As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund’s Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund’s Common Shareholders generally.

A “Continuing Trustee,” as used in the discussion above, is any member of the Fund’s Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which have been filed as exhibits to the Fund’s registration statement on file with the SEC.

Liability of Trustees

The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees will not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The Fund’s Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging or de-leveraging, and general market and economic conditions. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Anti-Takeover and Other Provisions in the Declaration of Trust—Anti-Takeover Provisions”). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” voting together as a single class.

If the Fund converted to an open-end company, the Fund’s Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding.

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Taxation of the Fund

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. There may be other tax considerations applicable to particular investors, such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers and foreign shareholders (defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.

To the extent that it qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to Common Shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals (at least for taxable years beginning before January 1, 2013, see discussion below), provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Common Shares. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Failure to qualify as a RIC would likely materially reduce the investment return to the Common Shareholders.

The Fund intends to distribute substantially all of its investment company taxable income and all net realized long-term capital gain in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if the Fund elects to use its taxable year instead), plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property taken into account after October 31st (unless the Fund elects to use its taxable year as described above) are treated as arising on January 1st of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryforwards) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2013. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2013, the Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. It is currently unclear whether Congress will extend the special tax treatment of qualified dividend income for tax years beginning on or after January 1, 2013. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

Dividends received by corporate shareholders may qualify for the 70% dividends -received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as a dividend. The Fund does not expect a significant portion of its distributions to be eligible for the corporate dividends received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things,

(i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale or exchange of Common Shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

For U.S. federal income tax purposes, all distributions are generally taxable in the manner described herein, whether a shareholder takes them in cash or they are reinvested pursuant to the dividend reinvestment plan in additional shares of the Fund. A shareholder whose distributions are reinvested in Common Shares under the dividend reinvestment plan generally will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to either (i) if newly issued common shares are issued under the plan, the fair market value of the newly issued common shares issued to the shareholder or (ii) if reinvestment is made through open-market purchases under the plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market.

The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (namely, ordinary income dividends, capital gains dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund’s taxable year. For each calendar year, the Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions or other distributions, early in the following calendar year.

Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sale or Exchange of Common Shares

Common Shareholders who sell or exchange their Common Shares will generally recognize gain or loss in an amount equal to the difference between the amount received and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the dividend reinvestment plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

From time to time the Fund may make a tender offer for its Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

Foreign Taxes

The Fund may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund’s portfolio. If at the close of its taxable year, more than 50% of the value of the Fund’s total assets were to consist of securities of foreign corporations (including foreign governments), the Fund would be permitted to make an election under the Code that would allow Common Shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, Common Shareholders would include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A Common Shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund would be subject to certain limitations imposed by the Code, which could result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The Fund does not expect to be eligible to make this election.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to Common Shareholders and increase the distributions taxed to Common Shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options, Futures and Other Derivative Instruments

In general, any option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Fund.

If the Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net short-term capital gains or net capital gains from such transactions, its Common Shareholders may receive a dividend taxed at ordinary income tax rates, or a larger Capital Gain Dividend than they would in the absence of such transactions.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Passive Foreign Investment Companies

The Fund may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, the Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require the Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to Common Shareholders to avoid any Fund-level tax. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Real Estate Investment Trusts

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Common Shareholders for U.S. federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

REMICs

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). It is likely that a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events, and that such income will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to Common Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on UBTI and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Charitable remainder trusts and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Dividends properly designated as Capital Gain Dividends are generally not subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. However, for taxable years beginning before January 1, 2012, a RIC was not required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reported such distributions to its shareholders.

In the case of RIC shares held through an intermediary, the intermediary may have withheld even if the RIC made a designation with respect to a payment. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012. Therefore, as of the date of this SAI, the Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign shareholders attributable to net interest or short-term capital gains that were formerly eligible for this withholding exemption. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect. Foreign shareholders should contact their intermediaries with respect to the application of these rules.

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (see below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. Any effectively-connected dividends received by a foreign shareholder will generally be exempt from the 30% U.S. federal withholding tax, provided the shareholder satisfies applicable certification requirements. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Very generally, special tax rules apply if the Fund holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

In order to qualify for any exemptions from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Common Shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 as part of the Hiring Incentives to Restore Employment Act (the “HIRE Act”) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by the Fund to a Common Shareholder subject to the phase in noted above, including a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be withholdable payments subject to withholding. Payments to Common Shareholders will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or foreign individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8, respectively. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

The Fund may disclose the information that it receives from its Common Shareholders to the IRS or other parties as necessary to comply with the HIRE Act. Each prospective investor is urged to consult its tax adviser regarding the applicability of the HIRE Act and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Other Tax Matters

Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the Common Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisers to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of Common Shares.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial (“Bloomberg”) and Lipper, that the Fund believes to be generally accurate.

The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

[—] serves as custodian for assets of the Fund. The custodian performs custodial, administrative and fund accounting services.

[[[—] also serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.]]

INDEPENDENT ACCOUNTANTS

[—] serves as independent accountants for the Fund. [—] provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT ACCOUNTANTS

[To be provided]

FINANCIAL STATEMENTS

[To be provided]

APPENDIX A

PROXY VOTING POLICIES

[To be provided]

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PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements
The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.

(2)	Exhibits
	(a)	Agreement and Declaration of Trust dated May 19, 2011.*
	(b)	Bylaws of Registrant dated May 19, 2011.*
	(c)	Not applicable.
	(d)(1)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust.*
	(d)(2)	Article 10 (Shareholders’ Voting Powers and Meetings) of the Bylaws of Registrant.*
	(d)(3)	Form of Certificate for Common Shares of Beneficial Interest.**
	(e)	Form of Dividend Reinvestment Plan.**
	(f)	Not applicable.
	(g)(1) (g)(2)	Form of Management Contract.** Form of Subadvisory Contract.**
	(h)(1)	Form of Underwriting Agreement.**
	(i)	Not applicable.
	(j)	Form of Custody Agreement.**
	(k)(1)	Form of Transfer Agency Agreement.**
	(k)(2)	Form of Administration Agreement.**
	(k)(3)	Form of Distribution Assistance Agreement.**
	(k)(4)	Form of Additional Compensation Agreement.**
	(k)(5)	Form of Organizational and Offering Expenses Reimbursement Agreement.**
	(k)(6)	Form of Foreign Custody Agreement.**
	(l)	Opinion and Consent of Ropes & Gray LLP.**
	(m)	Not applicable.
	(n)	Consent of Registrant’s independent public accounting firm.**
	(o)	Not applicable.
	(p)	Form of Subscription Agreement.**
	(q)	Not applicable.
	(r)(1)	Code of Ethics of the Fund.**
	(r)(2) (r)(3)	Code of Ethics of the Investment Manager.** Code of Ethics of the Subadviser.**
	(r)(4)	Code of Ethics Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for Principal Executive and Senior Financial Officers.**
	(s)	Powers of attorney.**

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*	Filed as an exhibit to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-174430; 811-22562 (filed May 23, 2011).
**	To be filed by amendment.

Item 26. Marketing Arrangements

To be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$	*
Financial Industry Regulatory Authority Fees		*
Printing (Other than Certificates)		*
Engraving and Printing Certificates		*
Accounting Fees and Expenses		*
Legal Fees and Expenses		*
Miscellaneous		*

Total	$	*

*	To be completed by amendment.

Item 28. Persons Controlled by or Under Common Control With Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of August 17, 2011 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	0

Item 30. Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Agreement and Declaration of Trust (Filed as an exhibit to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-174430; 811-22562 (filed May 23, 2011)), which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the

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Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Manager

Babson Capital Management LLC serves as investment manager (the “Investment Manager”) to the Registrant and also serves as manager to [unregistered funds, registered funds, institutions and high net worth individuals, and subadviser of registered funds]. A description of any other business, profession, vocation or employment of a substantial nature in which the Investment Manager, and each partner or executive officer of the Investment Manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled “Management of the Fund—Manager.”

The information as to the directors and executive officers of Babson Capital Management LLC is set forth in Form ADV filed with the Securities and Exchange Commission (IARD/CRD No. 106006), as amended through the date hereof, which is incorporated herein by reference.

Babson Capital Global Advisors Limited serves as the subadviser (the “Subadviser”), to the Registrant and also serves as manager to private accounts of institutional and family office clients. A description of any other business, profession, vocation or employment of a substantial nature in which the Subadviser, and each partner or executive officer of the Subadviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled “Management of the Fund—Subadviser.”

The information as to the directors and executive officers of Babson Capital Global Advisors Limited is set forth in Form ADV filed with the Securities and Exchange Commission (IARD/CRD No. 158278), as amended through the date hereof, which is incorporated herein by reference.

Item 32. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant, [[c/o Babson Capital Management LLC, 201 South College Street, Suite 2400, Charlotte, NC 28244]].

3

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a)	for the purpose of determining any liability under the Securities Act of 1933 (“Securities Act”), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of Babson Capital Global Short Duration High Yield Fund (the “Fund”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this pre-effective amendment no. 2 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield, and the Commonwealth of Massachusetts on the 18th day of June, 2012.

Babson Capital Global Short Duration High Yield Fund
By:	/s/ Thomas Finke
Name:	Thomas Finke
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this pre-effective amendment no. 2 to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Capacity	Date

/s/ Christopher A. DeFrancis	Trustee	June 18, 2012
Christopher A. DeFrancis

/s/ Thomas Finke	President and Principal Executive Officer	June 18, 2012
Thomas Finke

/s/ Bernadette Clegg	Treasurer and Principal Financial and Accounting Officer	June 18, 2012
Bernadette Clegg